UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-23584

Name of Fund:	BlackRock Private Investments Fund

Fund Address:	100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock Private Investments Fund,
50 Hudson Yards, New York, NY 10001

Registrant’s telephone number, including area code: (800) 882-0052, Option 4

Date of fiscal year end: 03/31/2026

Date of reporting period: 09/30/2025

Item 1 – Reports to Stockholders

(a) The Reports to Shareholders are attached herewith.

September 30, 2025
2025 Semi-Annual Report (Unaudited)

BlackRock Private Investments Fund

Not FDIC Insured • May Lose Value • No Bank Guarantee

Table of Contents

The Benefits and Risks of Leveraging
The Fund may utilize leverage to seek to enhance the distribution rate on, and net asset value (“NAV”) of, its common shares (“Common Shares”). However, there is no guarantee that these objectives can be achieved in all interest rate environments.
In general, the concept of leveraging is based on the premise that the financing cost of leverage, which is based on short-term interest rates, is normally lower than the income earned by the Fund on its longer-term portfolio investments purchased with the proceeds from leverage. To the extent that the total assets of the Fund (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, the Fund’s shareholders benefit from the incremental net income. The interest earned on securities purchased with the proceeds from leverage (after paying the leverage costs) is paid to shareholders in the form of dividends, and the value of these portfolio holdings (less the leverage liability) is reflected in the per share NAV.
To illustrate these concepts, assume the Fund’s capitalization is $100 million and it utilizes leverage for an additional $30 million, creating a total value of $130 million available for investment in longer-term income securities. If prevailing short-term interest rates are 3% and longer-term interest rates are 6%, the yield curve has a strongly positive slope. In this case, the Fund’s financing costs on the $30 million of proceeds obtained from leverage are based on the lower short-term interest rates. At the same time, the securities purchased by the Fund with the proceeds from leverage earn income based on longer-term interest rates. In this case, the Fund’s financing cost of leverage is significantly lower than the income earned on the Fund’s longer-term investments acquired from such leverage proceeds, and therefore the holders of Common Shares (“Common Shareholders”) are the beneficiaries of the incremental net income.
However, in order to benefit shareholders, the return on assets purchased with leverage proceeds must exceed the ongoing costs associated with the leverage. If interest and other costs of leverage exceed the Fund’s return on assets purchased with leverage proceeds, income to shareholders is lower than if the Fund had not used leverage. Furthermore, the value of the Fund’s portfolio investments generally varies inversely with the direction of long-term interest rates, although other factors can influence the value of portfolio investments. In contrast, the amount of the Fund’s obligations under its leverage arrangement generally does not fluctuate in relation to interest rates. As a result, changes in interest rates can influence the Fund’s NAVs positively or negatively. Changes in the future direction of interest rates are very difficult to predict accurately, and there is no assurance that the Fund’s intended leveraging strategy will be successful.
The use of leverage also generally causes greater changes in the Fund’s NAV, market price and dividend rates than comparable portfolios without leverage. In a declining market, leverage is likely to cause a greater decline in the NAV and market price of the Fund’s shares than if the Fund were not leveraged. In addition, the Fund may be required to sell portfolio securities at inopportune times or at distressed values in order to comply with regulatory requirements applicable to the use of leverage or as required by the terms of leverage instruments, which may cause the Fund to incur losses. The use of leverage may limit the Fund’s ability to invest in certain types of securities or use certain types of hedging strategies. The Fund incurs expenses in connection with the use of leverage, all of which are borne by shareholders and may reduce income to the shareholders. Moreover, to the extent the calculation of the Fund’s investment advisory fees includes assets purchased with the proceeds of leverage, the investment advisory fees payable to the Fund’s investment adviser will be higher than if the Fund did not use leverage.
The Fund may utilize leverage through reverse repurchase agreements as described in the Notes to Consolidated Financial Statements, if applicable.
Under the Investment Company Act of 1940, as amended (the “1940 Act”), the Fund is permitted to borrow money (including through the use of TOB Trusts) or issue debt securities up to 33 1/3% of its total managed assets. The Fund may voluntarily elect to limit its leverage to less than the maximum amount permitted under the 1940 Act.
Derivative Financial Instruments
The Fund may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other assets without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. Pursuant to Rule 18f-4 under the 1940 Act, among other things, the Fund must either use derivative financial instruments with embedded leverage in a limited manner or comply with an outer limit on fund leverage risk based on value-at-risk. The Fund’s successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation the Fund can realize on an investment and/or may result in lower distributions paid to shareholders. The Fund’s investments in these instruments, if any, are discussed in detail in the Notes to Consolidated Financial Statements.

The Benefits and Risks of Leveraging / Derivative Financial Instruments

Fund Summary as of September 30, 2025

BlackRock Private Investments Fund
Investment Objective
BlackRock Private Investments Fund’s (the “Fund”) investment objective is to seek long-term capital appreciation and to provide attractive risk-adjusted returns primarily through an actively-managed portfolio that provides eligible investors with targeted exposure to private equity investments. The Fund’s investment objective is a non-fundamental policy of the Fund and may be changed by the Board of Trustees of the Fund (the “Board”) without prior shareholder approval.
The Fund’s common shares are not listed on any securities exchange. The Fund is designed for long-term investors and an investment in the common shares, unlike an investment in a traditional listed closed-end fund, should be considered illiquid.
No assurance can be given that the Fund’s investment objective will be achieved.
Net Asset Value Per Share Summary
	09/30/25	03/31/25	Change	High	Low
Net Asset Value — Institutional	$ 13.38	$ 12.12	10.40%	$ 13.38	$ 12.12
Net Asset Value — Class D	13.23	12.02	10.07	13.23	12.02
Performance
Returns for the period ended September 30, 2025 were as follows:
		Average Annual Total Returns(a)
	6-Month Total Returns	1 Year	Since Inception(b)
Institutional	10.40%	9.75%	7.09%
Class D	10.07	9.51	6.83
MSCI ACWI Investable Market Index (Net)(c)(d)	20.18	16.79	9.93
MSCI World Index (Net)(e)	19.58	17.25	11.69

(a)	Average annual total returns reflect reductions for distribution and service fees, if any. See “About Fund Performance” for a detailed description of share classes, including any related fees.
(b)	The Fund commenced operations on March 1, 2021.
(c)	An index that captures large-, mid- and small-cap representation across certain developed markets and emerging markets countries.
(d)
Effective June 30, 2025, the Fund changed its reporting benchmark from MSCI World Index (Net) to MSCI ACWI Investable Market Index (Net). The investment adviser believes the new benchmark is a more appropriate reporting benchmark for the Fund.

(e)	An index that captures large- and mid-cap representation across certain developed markets countries.
Returns for net indices generally assume the reinvestment of dividends after the deduction of the maximum withholding tax in each country applicable to non-residents of the country as determined by the index provider. Such indices use withholding tax rates that are often at a higher rate than the rates to which the Fund is subject in each country, including for countries where the Fund is not subject to withholding taxes. When this is the case, index performance will be lower than if the index used the Fund’s applicable withholding tax rates, if any.
Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.
Past performance is not an indication of future results.
The Fund is presenting the performance of one or more indices for informational purposes only. The Fund is actively managed and does not seek to track or replicate the performance of any index. The index performance shown is not intended to be indicative of the Fund’s investment strategies, portfolio components or past or future performance.
More information about the Fund’s historical performance can be found in the “Closed End Funds” section of blackrock.com.
The following discussion relates to the Fund’s absolute performance based on NAV:
What factors influenced performance?
The Fund delivered strong performance over the six-month period, driven primarily by Private Equity (“PE”) exposure, with direct investments serving as the key contributors. Notable drivers included a leading provider of enterprise infrastructure software solutions, a cloud-based analytics and Artificial Intelligence (“AI”) company, a healthcare analytics firm, a developer of hardware and software designed to accelerate AI capabilities, and a U.S.-based global leader in pre- and post-harvest solutions.
Detractors during the period included two direct investments in the film and visual effects sector and a personalized messaging platform. Within secondaries, these included a General Partner (GP)-led investment in the commercial and professional services sector, a GP-led continuation vehicle in the food and beverage sector, and another continuation vehicle in the financial services sector.
Liquid investment remained steady, as the PE sleeve reached its target allocation. Although not meant to be return generating, the liquid sleeve performed well supported by Collateralized Loan Obligations (“CLOs”), Term Loans, and U.S. High Yield, with no material detractors.

2025 BlackRock Semi-Annual Report to Shareholders

Fund Summary as of September 30, 2025(continued)

BlackRock Private Investments Fund
Describe recent portfolio activity.
The Fund started the period with a PE market value of approximately $272.8 million across 61 transactions. During the reporting period, the Fund made two additional direct investments, secured over $64.4 million in new subscriptions, and delivered strong performance. As a result, the Fund’s total PE market value rose to approximately $322.9 million, spread across 63 investments at the end of the period.
Within the liquidity sleeve, the Fund is primarily positioned in high-quality, short-duration assets. With the Fund maintaining a steady PE exposure, the need for liquid credit has lessened; however, the sleeve remains an important component to support fund commitments, monthly subscriptions and quarterly redemptions of up to 5% of Net Asset Value (“NAV”), subject to board approval. During the period, the Fund focused on senior CLOs and syndicated loans, while corporate bond exposure remained minimal given tight spreads, reinforcing a defensive, carry-oriented posture within the liquidity sleeve.
Describe portfolio positioning at period end.
At the end of the period, the Fund committed to four new direct investments and funded two - the remaining two are expected to fund in the fourth quarter. As a result, the Fund reported a modest increase in liquid investments, while PE exposure closed the period at nearly 79% of the Fund’s total NAV.
Within the Fund’s PE allocation, direct investments continue to represent the majority of total market value at ~64%, consistent with the Fund’s strategy to focus on direct investments. Secondary and primary investments represent ~14% and ~1% of the Fund’s total market value, respectively.
In terms of portfolio composition, the Fund’s PE allocation is well diversified, with broad exposure across PE strategies, geographic regions, industry sectors, and PE GPs. The PE portfolio is buyout-focused, complemented by opportunistic exposure to select growth equity transactions. While the Fund invests across market capitalizations, its buyout exposure remains concentrated in small- and mid-cap transactions, which typically offer multiple levers for value creation—such as opportunities to grow companies organically through operational improvements and inorganically through targeted mergers and acquisitions activity. Regarding geographic exposure, the Fund is primarily tilted toward North America, with opportunistic commitments to investments in Europe and the Asia-Pacific region.
As we approach 2026, the PE landscape shows signs of renewed momentum across capital markets, exit channels, and investor sentiment. Against this backdrop, PE firms are poised to capitalize on sector-specific shifts aligned with long-term secular themes, positioning themselves to deliver net returns while navigating a more diversified and dynamic environment.
For purposes of financial reporting, excluding short-term securities, the Fund held 90% in PE, 6% in asset-backed securities, 3% floating rate term loans, and 1% in corporate bonds.
The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions.
These views are not intended to be a forecast of future events and are no guarantee of future results.
Overview of the Fund’s Total Investments

PORTFOLIO COMPOSITION
Investment Type	Percent of Total Investments(a)
Private Equity Investments	89.8%
Asset-Backed Securities	5.9
Floating Rate Loan Interests	3.1
Corporate Bonds	1.2
Fund Summary

Fund Summary as of September 30, 2025(continued)

BlackRock Private Investments Fund

INDUSTRY ALLOCATION
Industry(b)	Percent of Total Investments(a)
Software	21.3%
Health Care Providers & Services	9.9
Diversified	8.7
Health Care Technology	6.3
Asset-Backed Securities	5.9
Capital Markets	3.9
Food Products	3.5
IT Services	3.4
Pharmaceuticals	3.0
Aerospace & Defense	3.0
Commercial Services & Supplies	2.9
Consumer Staples Distribution & Retail	2.6
Diversified Consumer Services	2.6
Entertainment	2.3
Chemicals	2.2
Semiconductors & Semiconductor Equipment	2.1
Financial Services	2.1
Construction & Engineering	1.6
Electronic Equipment, Instruments & Components	1.6
Consumer Finance	1.5
Personal Care Products	1.4
Biotechnology	1.2
Automobile Components	1.1
Trading Companies & Distributors	1.0
Transportation Infrastructure	1.0
Other*	3.9

(a)	Excludes short-term securities.
(b)	For purposes of this report, industry sub-classifications may differ from those utilized by the Fund for compliance purposes.
*	Includes one or more investment categories that individually represents less than 1.0% of the Fund’s total investments. Please refer to the Consolidated Schedule of Investments for details.

2025 BlackRock Semi-Annual Report to Shareholders

About Fund Performance
Institutional Shares are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to certain eligible investors.
Class D Shares are not charged an upfront sales charge by the Fund or its Distributor (but may be subject to certain transaction or other fees when purchased through certain financial intermediaries). These shares are subject to a shareholder servicing fee of 0.25% per year.
Past performance is not an indication of future results. Financial markets have experienced extreme volatility and trading in many instruments has been disrupted. These circumstances may continue for an extended period of time and may continue to affect adversely the value and liquidity of the Fund’s investments. As a result, current performance may be lower or higher than the performance data quoted. Refer to blackrock.com to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Figures shown in the performance table(s) assume reinvestment of all distributions, if any, at net asset value ("NAV") on the ex-dividend date or payable date, as applicable. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Distributions paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.
BlackRock Advisors, LLC (the "Manager"), the Fund’s investment adviser, has contractually and/or voluntarily agreed to waive and/or reimburse a portion of the Fund’s expenses. Without such waiver(s) and/or reimbursement(s), the Fund’s performance would have been lower.  With respect to the Fund’s voluntary waiver(s), if any, the Manager is under no obligation to waive and/or reimburse or to continue waiving and/or reimbursing its fees and such voluntary waiver(s) may be reduced or discontinued at any time. With respect to the Fund’s contractual waiver(s), if any, the Manager is under no obligation to continue waiving and/or reimbursing its fees after the applicable termination date of such agreement. See the Notes to Consolidated Financial Statements for additional information on waivers and/or reimbursements.
Disclosure of Expenses for Continuously Offered Closed-End Funds
Shareholders of the Fund may incur the following charges: (a) transactional expenses, including early withdrawal fees; and (b) operating expenses, including investment advisory fees, and other fund expenses. The example below (which is based on a hypothetical investment of $1,000 invested at the beginning of the period and held through the end of the period) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other funds.
The expense example provides information about actual account values and actual expenses. Annualized expense ratios reflect contractual and voluntary fee waivers, if any.  In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their Fund and share class under the heading entitled “Expenses Paid During the Period.”
The expense example also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.
The expenses shown in the expense example are intended to highlight shareholders’ ongoing costs only and do not reflect transactional expenses, such as early withdrawal fees. Therefore, the hypothetical example is useful in comparing ongoing expenses only and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.
Expense Example for Continuously Offered Closed-End Funds
	Actual			Hypothetical 5% Return
	Beginning Account Value (04/01/25)	Ending Account Value (09/30/25)	Expenses Paid During the Period(a)	Beginning Account Value (04/01/25)	Ending Account Value (09/30/25)	Expenses Paid During the Period(a)	Annualized Expense Ratio
Institutional	$ 1,000.00	$ 1,104.00	$ 6.37	$ 1,000.00	$ 1,019.01	$ 6.11	1.21%
Class D	1,000.00	1,100.70	6.28	1,000.00	1,019.09	6.04	1.19

(a)
For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period shown).

About Fund Performance / Disclosure of Expenses for Continuously Offered Closed-End Funds

Consolidated Schedule of Investments (unaudited)
September 30, 2025
BlackRock Private Investments Fund
(Percentages shown are based on Net Assets)

Security	Shares/ Par (000)	Value
Private Equity Investments
Direct Investments — 65.8%(a)(b)(c)
Aerospace & Defense — 2.5%
Sierra Space Corp.
Series A Preferred Shares (Acquired 12/01/21, Cost: $1,582,326)	157,964	$ 1,753,270
Series B Preferred Shares (Acquired 09/22/23, Cost: $64,891)	5,768	70,141
Yellowstone Ultimate Holdings LP (Acquired 11/08/22, Cost: $5,095,913)	— (d)	8,327,164
		10,150,575
Automobile Components — 0.9%
PACP Carta Co-Invest, LP (Acquired 05/24/24, Cost: $2,231,119)	— (d)	3,741,741
Biotechnology — 1.1%
Lotus Co-Invest LP (Acquired 10/31/22, Cost: $2,659,796)	— (d)	4,412,529
Broadline Retail — 0.7%
Attentive Mobile, Inc.
Common Shares (Acquired 04/16/21, Cost: $2,181,218)	74,536	2,340,431
Series A1 Preferred Shares (Acquired 04/16/21, Cost: $595,026)	13,033	409,236
Series B Preferred Shares (Acquired 04/16/21, Cost: $94,643)	2,073	65,092
		2,814,759
Capital Markets — 3.4%
NC Harp Co-Invest Beta, LP (Acquired 03/17/25, Cost: $12,898,190)	— (d)	13,740,302
Chemicals — 1.9%
PSP AGFS Co-Investment Fund III, LP (Acquired 11/22/23, Cost: $5,708,731)	— (d)	7,495,401
Commercial Services & Supplies — 2.4%
Horizon Co-Investment, LP (Acquired 06/10/22, Cost: $1,786,032)(e)	— (d)	2,003,318
NP Salon Co-Investment LP I (Acquired 04/08/21, Cost: $2,000,000)	— (d)	1,375,110
STAR Victor Co-investment LP (Acquired 09/13/24, Cost: $5,274,054)	— (d)	6,323,037
		9,701,465
Construction & Engineering — 1.5%
Lindsay Goldberg - Torrey Co-Inv. LP (Acquired 08/28/24, Cost: $4,775,866)	— (d)	5,801,751
Consumer Finance — 1.2%
Campus Co-Investment, LP (Acquired 03/12/24, Cost: $2,611,850)	— (d)	4,647,988
Consumer Staples Distribution & Retail — 2.3%
Sycamore Partners Wing Co-Invest LP (Acquired 08/08/25, Cost: $9,059,978)	— (d)	9,059,978
Security		Shares/ Par (000)	Value
Diversified Consumer Services — 2.3%
TPG Eternal Co-Invest II, LP (Acquired 11/14/23, Cost: $4,122,016)(e)		— (d)	$ 4,797,300
Vistria Soliant Holdings, LP (Acquired 07/17/24, Cost: $4,372,048)		— (d)	4,401,196
			9,198,496
Entertainment — 2.1%
Aleph Infinity Investors 2 LP (Acquired 04/28/22, Cost: $4,792,321)		— (d)	3,033,438
RB Rouge Co-Invest B LP (Acquired 03/30/21, Cost: $2,995,956)		— (d)	5,209,999
			8,243,437
Financial Services — 1.8%
Aquiline Madonna Co-Invest LP (Acquired 10/18/24, Cost: $5,964,588)		— (d)	7,071,189
Food Products — 1.3%
IK IX Luxco 15 Sàrl
Interest Free Shareholder Loan (Acquired 10/20/23, Cost: $15,170)	EUR	20	23,329
Preference Shares (Acquired 10/20/23, Cost: $3,710,476)		342,950	5,299,828
			5,323,157
Health Care Providers & Services — 6.7%
Atlas Co-Investment Fund 2 LP (Acquired 06/30/21, Cost: $946,674)		— (d)	1,244,757
C-Bridge Investment Yaneng Ltd. (Acquired 12/16/21, Cost: $3,183,687)		— (d)	2,649,149
Charme - Animalia Coinvestment Fund (Acquired 06/27/24, Cost: $3,553,891)		— (d)	3,963,037
Pacific Avenue Emerald Continuation Fund (A) LP (Acquired 07/30/21, Cost: $2,035,752)		— (d)	3,084,772
Romulus Intermediate Holdings 1, Inc., Series A Preferred Shares (Acquired 11/15/23, Cost: $11,760,000)		12,000	15,691,929
			26,633,644
Health Care Technology — 5.7%
Thirty Madison, Inc.(f)
Promissory Note, 2.37%, 07/12/25 (Acquired 08/12/22, Cost: $1,429,433)(g)	USD	2,038	4,042,675
Warrant, expires 07/12/25, Strike Price USD 0.01 (Acquired 08/12/22, Cost: $608,808)		1	305,891
VCF Compass Co-Investor Holdings II LP (Acquired 03/19/25, Cost: $1,641,051)		— (d)	2,134,423
VCF Compass Co-Investor Holdings LP (Acquired 04/25/24, Cost: $12,448,882)		— (d)	16,165,769
			22,648,758
Household Durables — 0.6%
SL Riviera Investors 2021 LP (Acquired 04/14/21, Cost: $2,078,007)		— (d)	2,226,203
IT Services — 3.0%
TPG Arkady Co-Invest, LP (Acquired 08/23/24, Cost: $3,332,518)(e)		— (d)	3,160,690
Vestar Capital Partners Rainforest, LP (Acquired 04/09/24, Cost: $6,163,906)		— (d)	8,900,002
			12,060,692

2025 BlackRock Semi-Annual Report to Shareholders

Consolidated Schedule of Investments (unaudited)(continued)
September 30, 2025
BlackRock Private Investments Fund
(Percentages shown are based on Net Assets)
Security	Shares/ Par (000)	Value
Personal Care Products — 1.2%
Bluegem III Co-Invest A, SCSp (Acquired 06/26/24, Cost: $1,096,935)	— (d)	$ 1,194,203
PAI MMF Master Sàrl SICAV-RAIF (Acquired 06/18/24, Cost: $3,332,377)	— (d)	3,782,410
		4,976,613
Pharmaceuticals — 2.6%
CD&R Opal Co-Investor, LP (Acquired 04/15/25, Cost: $5,919,535)	— (d)	6,406,849
Epione Co-Investment LP (Acquired 10/10/24, Cost: $3,599,894)	— (d)	3,922,895
		10,329,744
Semiconductors & Semiconductor Equipment — 1.8%
Groq, Inc., Series D Preferred Shares (Acquired 08/01/24, Cost: $3,646,517)	229,091	7,367,566
Software — 17.9%
Angel Lux Holdco II Sàrl (Acquired 05/15/25, Cost: $844,980)	— (d)	1,051,038
BCP VI Central Co-Invest LP (Acquired 07/05/23, Cost: $7,902,975)	— (d)	12,065,591
Databricks, Inc., Series J Preferred Shares (Acquired 01/21/25, Cost: $7,843,908)	84,799	12,719,850
Ecovadis S.A.S.
Ordinary Shares (Acquired 10/04/22, Cost: $1,517,650)	6,350	3,368,424
Series A Preferred Shares (Acquired 10/04/22, Cost: $568,820)	2,380	1,262,496
Series B Preferred Shares (Acquired 10/04/22, Cost: $186,420)	780	413,761
Flexe, Inc., Series D Preferred Shares (Acquired 06/14/22, Cost: $1,719,347)	84,056	1,634,747
Motive with Co-Investment, LP (Acquired 05/31/24, Cost: $4,205,976)	— (d)	5,976,266
Project CS Co-Invest Fund, LP (Acquired 02/24/23, Cost: $2,855,405)	— (d)	4,501,849
Stripe, Inc., Series I Preferred Shares (Acquired 03/20/23, Cost: $1,962,273)	97,460	3,698,607
Themis Solutions Inc., Series F-1 Preferred Shares (Acquired 06/18/24, Cost: $3,348,323)	95,986	4,341,967
Vista Equity Partners Hubble, LP (Acquired 03/31/25, Cost: $13,445,524)	— (d)	20,400,006
		71,434,602
Transportation Infrastructure — 0.9%
BW Phoenix Co-Invest, LP (Acquired 05/17/24, Cost: $2,932,950)	— (d)	3,470,929
Total Direct Investments — 65.8%		262,551,519

Security	Shares	Value
Primary Investments — 0.5%(a)(c)
Diversified — 0.5%
Grotech Ventures IV, LP (Acquired 10/11/22, Cost: $202,574)(b)	— (d)	$ 186,912
Providence Equity Partners IX-A S.C.Sp. (Acquired 01/26/24, Cost: $1,614,716)	— (d)	1,786,638
Total Primary Investments — 0.5%		1,973,550
Secondary Investments — 14.6%(a)(c)
Commercial Services & Supplies — 0.0%
Amberjack Capital Feeder Fund B LP (Acquired 12/01/21, Cost: $17,014)	— (d)	78,954
Platinum Equity Continuation Fund LP (Acquired 12/16/21, Cost: $1,717,529)(b)	— (d)	—
		78,954
Diversified — 7.3%
GA Atlas, LP (Acquired 03/22/22, Cost: $2,934,748)	— (d)	2,569,327
Grotech Ventures III, LP (Acquired 09/30/22, Cost: $1,366,654)(b)	— (d)	1,084,117
Inovia Continuity Fund I, LP (Acquired 09/17/21, Cost: $2,089,671)(b)	— (d)	2,280,082
Palladium Equity Partners IV CF LP (Acquired 12/12/23, Cost: $3,851,226)(b)	— (d)	5,899,119
Pamlico Capital III Continuation Fund, LP (Acquired 01/27/23, Cost: $3,074,708)	— (d)	4,181,766
Providence Equity Partners VII LP (Acquired 09/28/23, Cost: $2,747,981)	— (d)	1,722,909
Providence Equity Partners VII-A LP (Acquired 09/28/23, Cost: $2,857,315)	— (d)	1,789,917
Roark Capital Partners CF LP (Acquired 08/26/22, Cost: $2,630,271)	— (d)	4,312,779
STG Alternative Investments SCA SICAV RAIF Sub Fund E (Acquired 10/01/21, Cost: $2,636,543)(b)	— (d)	5,352,047
		29,192,063
Electronic Equipment, Instruments & Components — 1.4%
Behrman Capital Micross CF LP (Acquired 02/24/22, Cost: $2,707,702)(b)	— (d)	5,541,932
Energy Equipment & Services — 0.0%
Amberjack Capital Feeder Fund Cayman LP (Acquired 12/01/21, Cost: $72,623)(b)	— (d)	193,134
Food Products(b) — 1.7%
CREO Capital Partners V-A LP (Acquired 09/20/21, Cost: $2,806,597)	— (d)	3,002,545
Kohlberg TE Investors VII CV LP (Acquired 07/13/21, Cost: $3,136,994)	— (d)	3,644,356
		6,646,901
Health Care Providers & Services — 2.1%
Zenyth Partners Continuation Fund, LP (Acquired 09/29/22, Cost: $5,081,584)(b)	— (d)	8,473,405
Software — 1.2%
Rubicon Continuation Fund LP (Acquired 11/12/24, Cost: $4,112,553)(b)	— (d)	4,702,151
Consolidated Schedule of Investments

Consolidated Schedule of Investments (unaudited)(continued)
September 30, 2025
BlackRock Private Investments Fund
(Percentages shown are based on Net Assets)
Security	Shares	Value
Trading Companies & Distributors — 0.9%
Bain Capital Empire Holdings, LP (Acquired 10/27/22, Cost: $3,423,072)(b)	— (d)	$ 3,520,006
Total Secondary Investments — 14.6%		58,348,546
Total Private Equity Investments — 80.9% (Cost: $249,786,701)		322,873,615

	Par (000)
Asset-Backed Securities
Apidos CLO XXXVII, Series 2021-37A, Class A, (3-mo. CME Term SOFR + 1.39%), 5.72%, 10/22/34(h)(i)	$1,000	1,001,383
Ballyrock CLO Ltd., Series 2024-22A, Class A2, (3-mo. CME Term SOFR + 1.95%), 6.27%, 04/15/37(h)(i)	1,000	1,004,710
Benefit Street Partners CLO XXI Ltd., Series 2020-21A, Class A1R, (3-mo. CME Term SOFR + 1.43%), 5.75%, 10/15/34(h)(i)	1,000	1,001,536
CarVal CLO XI C Ltd., Series 2024-3A, Class A1, (3- mo. CME Term SOFR + 1.39%), 5.72%, 10/20/37(h)(i)	1,000	1,003,489
CIFC Funding Ltd., Series 2021-6A, Class A, (3-mo. CME Term SOFR + 1.40%), 5.72%, 10/15/34(h)(i)	1,000	1,001,553
Diameter Capital CLO Ltd., Series 2025-10A, Class A, (3-mo. CME Term SOFR + 1.31%), 5.60%, 04/20/38(h)(i)	1,000	1,003,298
Elmwood CLO 29 Ltd., Series 2024-5A, Class AR1, (3-mo. CME Term SOFR + 1.52%), 5.85%, 04/20/37(h)(i)	1,000	1,005,035
Elmwood CLO 38 Ltd., Series 2025-1A, Class A, (3-mo. CME Term SOFR + 1.15%), 5.43%, 04/22/38(h)(i)	1,000	1,001,349
Flatiron CLO Ltd., Series 2020-1A, Class BR, (3-mo. CME Term SOFR + 1.92%), 6.12%, 05/20/36(h)(i)	1,000	1,002,460
Generate CLO Ltd.(h)(i)
Series 2023-13A, Class A1, (3-mo. CME Term SOFR + 1.80%), 6.13%, 01/20/37	1,000	1,002,288
Series 7A, Class A1R, (3-mo. CME Term SOFR + 1.62%), 5.95%, 04/22/37	1,000	1,003,367
Midocean Credit CLO XV Ltd., Series 2024-15A, Class A1, (3-mo. CME Term SOFR + 1.53%), 5.86%, 07/21/37(h)(i)	1,000	1,005,456
Oak Hill Credit Partners X-R Ltd., Series 2014-10RA, Class AR2, (3-mo. CME Term SOFR + 1.13%), 5.46%, 04/20/38(h)(i)	1,000	1,000,097
OCP CLO Ltd., Series 2021-21A, Class AR, (3-mo. CME Term SOFR + 1.18%), 5.51%, 01/20/38(h)(i)	1,000	1,001,450
OHA Credit Funding Ltd., Series 2024-17A, Class A, (3-mo. CME Term SOFR + 1.48%), 5.81%, 04/20/37(h)(i)	1,000	1,003,350
Palmer Square CLO Ltd., Series 2020-3ARR, Class A1R2, (3-mo. CME Term SOFR + 1.65%), 5.86%, 11/15/36(h)(i)	1,000	1,001,783
Rad CLO Ltd., Series 2023-22A, Class A1, (3-mo. CME Term SOFR + 1.83%), 6.16%, 01/20/37(h)(i)	1,000	1,002,500
Silver Point CLO Ltd., Series 2024-4A, Class A1, (3-mo. CME Term SOFR + 1.63%), 5.95%, 04/15/37(h)(i)	1,000	1,003,447
Security	Par (000)	Value
Asset-Backed Securities (continued)
Sycamore Tree CLO Ltd.(h)(i)
Series 2023-3A, Class A1R, (3-mo. CME Term SOFR + 1.65%), 5.98%, 04/20/37	$1,000	$ 1,003,750
Series 2024-5A, Class A1, (3-mo. CME Term SOFR + 1.42%), 5.75%, 04/20/36	1,000	1,002,001
Series 2024-5A, Class B, (3-mo. CME Term SOFR + 2.25%), 6.58%, 04/20/36	1,000	1,002,780
Total Asset-Backed Securities — 5.3% (Cost: $20,903,910)		21,057,082
Corporate Bonds
Building Materials — 0.1%
Standard Industries, Inc., 4.75%, 01/15/28(i)	324	321,213
Commercial Services & Supplies(i) — 0.1%
Prime Security Services Borrower LLC/Prime Finance, Inc., 5.75%, 04/15/26	42	42,172
United Rentals North America, Inc., 6.00%, 12/15/29	132	135,922
		178,094
Consumer Discretionary — 0.0%
Clarivate Science Holdings Corp., 3.88%, 07/01/28(i)	82	78,913
Consumer Finance — 0.1%
Block, Inc., 2.75%, 06/01/26	210	207,241
Consumer Staples Distribution & Retail — 0.0%
Albertsons Cos., Inc./Safeway, Inc./New Albertsons LP/Albertsons LLC, 5.88%, 02/15/28(i)	137	136,970
Diversified REITs — 0.1%
Iron Mountain, Inc., 7.00%, 02/15/29(i)	162	166,946
SBA Communications Corp., 3.13%, 02/01/29	225	210,445
		377,391
Electric Utilities — 0.0%
Pattern Energy Operations LP/Pattern Energy Operations, Inc., 4.50%, 08/15/28(i)	163	158,864
Financial Services — 0.0%
Rocket Mortgage LLC/Rocket Mortgage Co-Issuer, Inc., 2.88%, 10/15/26(i)	154	150,848
Food Products — 0.0%
Lamb Weston Holdings, Inc., 4.13%, 01/31/30(i)	133	127,710
Health Care Equipment & Supplies — 0.1%
Avantor Funding, Inc., 4.63%, 07/15/28(i)	163	160,336
Health Care Providers & Services — 0.1%
IQVIA, Inc., 5.00%, 10/15/26(i)	208	207,746
Hotel & Resort REITs — 0.0%
RHP Hotel Properties LP/RHP Finance Corp., 4.50%, 02/15/29(i)	81	79,439
Independent Power and Renewable Electricity Producers — 0.1%
Clearway Energy Operating LLC, 4.75%, 03/15/28(i)	347	342,874
Internet Software & Services(i) — 0.1%
Go Daddy Operating Co. LLC/GD Finance Co., Inc., 5.25%, 12/01/27	118	117,792
Match Group Holdings II LLC, 4.63%, 06/01/28	333	327,116
		444,908

2025 BlackRock Semi-Annual Report to Shareholders

Consolidated Schedule of Investments (unaudited)(continued)
September 30, 2025
BlackRock Private Investments Fund
(Percentages shown are based on Net Assets)
Security	Par (000)	Value
Machinery — 0.0%
Regal Rexnord Corp., 6.05%, 04/15/28	$135	$ 139,648
Media(i) — 0.1%
CCO Holdings LLC/CCO Holdings Capital Corp., 5.00%, 02/01/28	291	288,198
Sirius XM Radio LLC, 5.00%, 08/01/27	148	147,289
		435,487
Metals & Mining(i) — 0.1%
Advanced Drainage Systems, Inc., 5.00%, 09/30/27	215	214,460
Big River Steel LLC/BRS Finance Corp., 6.63%, 01/31/29	165	165,064
		379,524
Passenger Airlines — 0.0%
American Airlines, Inc./AAdvantage Loyalty IP Ltd., 5.50%, 04/20/26(i)	17	16,757
Semiconductors & Semiconductor Equipment — 0.1%
Entegris, Inc., 4.75%, 04/15/29(i)	218	216,130
Technology Hardware, Storage & Peripherals — 0.0%
Seagate Data Storage Technology Pte Ltd., 8.25%, 12/15/29(i)	150	158,790
Total Corporate Bonds — 1.1% (Cost: $4,296,572)		4,318,883
Floating Rate Loan Interests(h)
Advertising Agencies — 0.0%
Outfront Media Capital LLC, 2025 Term Loan B, 09/24/32(j)	64	63,960
Aerospace & Defense — 0.1%
Dynasty Acquisition Co., Inc.
2024 1st Lien Term Loan B1, (1-mo. CME Term SOFR at 0.00% Floor + 2.00%), 6.16%, 10/31/31	97	97,230
2024 1st Lien Term Loan B2, (1-mo. CME Term SOFR at 0.00% Floor + 2.00%), 6.16%, 10/31/31	38	37,652
TransDigm, Inc.
2023 Term Loan J, (3-mo. CME Term SOFR at 0.00% Floor + 2.50%), 6.50%, 02/28/31	262	261,654
2024 Term Loan L, (3-mo. CME Term SOFR at 0.00% Floor + 2.50%), 6.50%, 01/19/32	36	36,605
2025 Term Loan M, (1-mo. CME Term SOFR at 0.00% Floor + 2.50%), 6.66%, 08/19/32	24	23,969
		457,110
Air Freight & Logistics — 0.0%
Rand Parent LLC, 2025 Term Loan B, (3-mo. CME Term SOFR at 0.00% Floor + 3.00%), 7.00%, 03/18/30	44	43,662
Stonepeak Nile Parent LLC, 2025 Term Loan B, 04/09/32(j)	13	12,984
		56,646
Automobile Components — 0.0%
Clarios Global LP
2024 USD Term Loan B, (1-mo. CME Term SOFR + 2.50%), 6.66%, 05/06/30	96	96,182
Security	Par (000)	Value
Automobile Components (continued)
Clarios Global LP (continued)
2025 USD Term Loan B, (1-mo. CME Term SOFR at 0.00% Floor + 2.75%), 6.91%, 01/28/32	$25	$ 24,992
Garrett LX I SARL, 2025 USD Term Loan B, (3-mo. CME Term SOFR at 0.50% Floor + 2.00%), 6.31%, 01/30/32	12	11,940
		133,114
Automobiles — 0.0%
Allison Transmission, Inc., 2024 Term Loan, (1-mo. CME Term SOFR at 0.00% Floor + 1.75%), 5.90%, 03/13/31	48	47,807
Beverages — 0.1%
Primo Brands Corp., 2025 Term Loan B, (3-mo. CME Term SOFR at 0.50% Floor + 2.25%), 6.25%, 03/31/28	95	95,228
Sazerac Co., Inc., Term Loan B, (1-mo. CME Term SOFR at 0.00% Floor + 2.50%), 6.70%, 07/09/32	66	66,367
		161,595
Building Products — 0.1%
EMRLD Borrower LP
2024 Term Loan B, (6-mo. CME Term SOFR at 0.00% Floor + 2.25%), 6.12%, 08/04/31	54	53,204
Term Loan B, (3-mo. CME Term SOFR at 0.00% Floor + 2.25%), 6.45%, 05/31/30	108	107,765
Quikrete Holdings, Inc.
2024 Term Loan B1, (1-mo. CME Term SOFR + 2.25%), 6.41%, 03/19/29	83	82,551
2025 Term Loan B, (1-mo. CME Term SOFR at 0.00% Floor + 2.25%), 6.41%, 02/10/32	169	169,035
QXO, Inc., Term Loan B, (1-mo. CME Term SOFR at 0.00% Floor + 3.00%), 7.16%, 04/30/32	20	20,174
Zurn LLC, 2021 Term Loan B, (1-mo. CME Term SOFR + 2.11%), 6.28%, 10/04/28	48	48,534
		481,263
Capital Markets — 0.1%
Allspring Buyer LLC, 2024 Term Loan B, (3-mo. CME Term SOFR at 0.00% Floor + 3.00%), 6.81%, 11/01/30	29	28,964
Citadel Securities LP, 2024 First Lien Term Loan, (1- mo. CME Term SOFR at 0.00% Floor + 2.00%), 6.16%, 10/31/31	60	59,947
Jane Street Group LLC, 2024 Term Loan B1, (3-mo. CME Term SOFR at 0.00% Floor + 2.00%), 6.20%, 12/15/31	89	88,346
		177,257
Chemicals — 0.1%
Axalta Coating Systems U.S. Holdings, Inc., 2024 Term Loan B7, (3-mo. CME Term SOFR at 0.50% Floor + 1.75%), 5.75%, 12/20/29	78	78,281
Ecovyst Catalyst Technologies LLC, 2024 Term Loan B, (3-mo. CME Term SOFR at 0.00% Floor + 2.00%), 6.31%, 06/12/31	45	44,498
Element Solutions, Inc., 2023 Term Loan B, (1-mo. CME Term SOFR + 1.75%), 5.91%, 12/18/30	86	86,694
HB Fuller Co., 2025 Term Loan B, (1-mo. CME Term SOFR at 0.50% Floor + 1.75%), 5.91%, 02/15/30	35	35,480
INEOS U.S. Finance LLC
2021 USD Term Loan B, (1-mo. CME Term SOFR + 2.60%), 6.76%, 11/08/28	47	43,750
Consolidated Schedule of Investments

Consolidated Schedule of Investments (unaudited)(continued)
September 30, 2025
BlackRock Private Investments Fund
(Percentages shown are based on Net Assets)
Security	Par (000)	Value
Chemicals (continued)
INEOS U.S. Finance LLC (continued)
2023 USD Term Loan B, (1-mo. CME Term SOFR at 0.00% Floor + 3.25%), 7.41%, 02/18/30	$57	$ 51,433
INEOS U.S. Petrochem LLC, 2024 USD Term Loan B, (1-mo. CME Term SOFR at 0.00% Floor + 4.25%), 8.41%, 10/07/31	35	29,834
Minerals Technologies, Inc., 2024 Term Loan B, (1-mo. CME Term SOFR at 0.00% Floor + 2.00%), 6.16%, 11/26/31(a)	45	44,662
Qnity Electronics, Inc., Term Loan B, 08/12/32(j)	83	82,896
Solstice Advanced Materials, Inc., Term Loan B, 09/17/32(j)	31	31,020
		528,548
Commercial Services & Supplies — 0.1%
Aggreko Holdings, Inc., 2025 USD Term Loan, (3-mo. CME Term SOFR at 0.50% Floor + 3.00%), 7.21%, 05/21/31	31	30,672
Avis Budget Car Rental LLC, 2025 Term Loan B, (1-mo. CME Term SOFR at 0.00% Floor + 2.50%), 6.66%, 07/16/32	46	45,512
Belron Finance LLC, 2025 Repriced Term Loan B, (3- mo. CME Term SOFR at 0.50% Floor + 2.50%), 6.74%, 10/16/31	194	195,130
Bright Horizons Family Solutions LLC, 2025 Term Loan B, (1-mo. CME Term SOFR at 0.50% Floor + 1.75%), 5.91%, 08/23/32	104	103,824
Herc Holdings, Inc., Term Loan B, (1-mo. CME Term SOFR at 0.00% Floor + 2.00%), 6.25%, 06/02/32	38	38,143
Prime Security Services Borrower LLC
2024 1st Lien Term Loan B, (6-mo. CME Term SOFR at 0.00% Floor + 2.00%), 6.13%, 10/13/30	53	53,164
2025 Incremental Term Loan B, (1-mo. CME Term SOFR at 0.00% Floor + 1.75%), 6.00%, 03/07/32	35	34,508
		500,953
Communications Equipment — 0.0%
Ciena Corp., 2025 Repriced Term Loan B, (1-mo. CME Term SOFR at 0.00% Floor + 1.75%), 5.89%, 10/24/30	90	90,313
Construction & Engineering — 0.0%
SBA Senior Finance II LLC, 2024 Term Loan B, (1-mo. CME Term SOFR at 0.00% Floor + 1.75%), 5.92%, 01/25/31	119	119,011
Consumer Discretionary — 0.0%
APi Group DE, Inc., 2025 Term Loan, (1-mo. CME Term SOFR at 0.00% Floor + 1.75%), 5.91%, 01/03/29	106	106,353
Consumer Finance — 0.2%
Boost Newco Borrower LLC, 2025 USD Term Loan B2, (3-mo. CME Term SOFR at 0.00% Floor + 2.00%), 6.00%, 01/31/31	143	142,982
Corpay Technologies Operating Co. LLC, Term Loan B5, (1-mo. CME Term SOFR at 0.00% Floor + 1.75%), 5.91%, 04/28/28	181	180,419
Shift4 Payments LLC, 2025 Term Loan, (3-mo. CME Term SOFR at 0.00% Floor + 2.50%), 6.50%, 06/30/32	56	56,397
Security	Par (000)	Value
Consumer Finance (continued)
Trans Union LLC, 2024 Term Loan B8, (1-mo. CME Term SOFR at 0.00% Floor + 1.75%), 5.91%, 06/24/31	$231	$ 231,165
WEX, Inc.
2024 Term Loan B2, (1-mo. CME Term SOFR at 0.00% Floor + 1.75%), 5.91%, 03/31/28	59	59,328
2025 Incremental Term Loan B, (1-mo. CME Term SOFR at 0.00% Floor + 1.75%), 5.91%, 03/05/32	25	24,758
		695,049
Consumer Staples Distribution & Retail — 0.0%
U.S. Foods, Inc., 2024 1st Lien Term Loan B, (1-mo. CME Term SOFR at 0.00% Floor + 1.75%), 5.91%, 10/03/31	92	92,829
Containers & Packaging — 0.0%
Asplundh Tree Expert LLC, 2021 Term Loan B, (1-mo. CME Term SOFR at 0.00% Floor + 1.85%), 6.01%, 09/07/27	90	89,513
Distributors — 0.1%
Core & Main LP, 2024 Term Loan E, (1-mo. CME Term SOFR at 0.00% Floor + 2.00%), 6.17%, 02/09/31	83	82,560
Gates Corp./DE
2022 Term Loan B4, (1-mo. CME Term SOFR + 1.75%), 5.91%, 11/16/29	59	59,571
2024 Term Loan B5, (1-mo. CME Term SOFR + 1.75%), 5.91%, 06/04/31	97	96,842
Resideo Funding, Inc., 2025 Incremental Term Loan, (3-mo. CME Term SOFR at 0.00% Floor + 2.00%), 6.04%, 08/13/32	50	49,969
		288,942
Electric Utilities — 0.0%
Pike Corp., 2021 Incremental Term Loan B, (1-mo. CME Term SOFR + 3.11%), 7.28%, 01/21/28	30	30,023
Talen Energy Supply LLC, 2024-1 Incremental Term Loan, (3-mo. CME Term SOFR at 0.00% Floor + 2.50%), 6.73%, 12/15/31	72	72,468
Vistra Operations Co. LLC, 1st Lien Term Loan B3, (1-mo. CME Term SOFR + 1.75%), 5.91%, 12/20/30	30	29,721
		132,212
Electronic Equipment, Instruments & Components — 0.0%
Celestica, Inc., 2024 Term Loan B, (1-mo. CME Term SOFR at 0.00% Floor + 1.75%), 5.92%, 06/20/31(a)	35	35,728
Energizer Holdings, Inc., 2025 Term Loan B, (1-mo. CME Term SOFR at 0.00% Floor + 2.00%), 6.14%, 03/19/32	12	11,965
MX Holdings U.S., Inc., 2025 USD Term Loan B, (1-mo. CME Term SOFR at 0.00% Floor + 2.25%), 6.41%, 03/17/32	15	14,963
Sanmina Corp., Term Loan B, 08/06/32(a)(j)	47	46,882
		109,538
Energy Equipment & Services — 0.0%
Meade Pipeline Co. LLC, Term Loan B, (3-mo. CME Term SOFR at 0.00% Floor + 2.00%), 6.00%, 09/22/32	25	24,969

2025 BlackRock Semi-Annual Report to Shareholders

Consolidated Schedule of Investments (unaudited)(continued)
September 30, 2025
BlackRock Private Investments Fund
(Percentages shown are based on Net Assets)
Security	Par (000)	Value
Entertainment — 0.0%
Delta 2 Lux SARL, 2024 1st Lien Term Loan B, (3-mo. CME Term SOFR at 0.50% Floor + 2.00%), 6.00%, 09/30/31	$99	$ 98,828
Environmental, Maintenance & Security Service — 0.1%
Clean Harbors, Inc.
2024 Term Loan B, (1-mo. CME Term SOFR at 0.00% Floor + 1.75%), 5.91%, 10/09/28	93	93,312
2025 Term Loan, 09/24/32(j)	26	26,033
Reworld Holding Corp.
2025 1st Lien Term Loan B, 01/15/31(j)	23	22,928
2025 Term Loan B, (1-mo. CME Term SOFR at 0.50% Floor + 2.25%), 6.39%, 11/30/28	51	51,001
2025 Term Loan C, (1-mo. CME Term SOFR at 0.50% Floor + 2.25%), 6.39%, 11/30/28	3	2,808
Term Loan B, (1-mo. CME Term SOFR at 0.50% Floor + 2.25%), 6.39%, 11/30/28	74	73,872
Term Loan C, (1-mo. CME Term SOFR at 0.50% Floor + 2.25%), 6.39%, 11/30/28	6	5,718
		275,672
Financial Services — 0.1%
CPI Holdco B LLC, 2024 Term Loan, (1-mo. CME Term SOFR + 2.00%), 6.16%, 05/19/31	150	149,811
Setanta Aircraft Leasing DAC, 2024 Term Loan B, (3- mo. CME Term SOFR at 0.00% Floor + 1.75%), 5.75%, 11/05/28	49	48,873
		198,684
Food Products — 0.1%
Aramark Services, Inc., 2024 Term Loan B8, (1-mo. CME Term SOFR at 0.00% Floor + 2.00%), 6.17%, 06/22/30	164	164,265
Froneri U.S., Inc.
2024 USD Term Loan B4, (6-mo. CME Term SOFR at 0.00% Floor + 2.00%), 6.20%, 09/30/31	162	161,061
2025 USD Term Loan, 08/02/32(j)	29	28,923
Nomad Foods U.S. LLC, 2023 Term Loan B5, (6-mo. CME Term SOFR at 0.50% Floor + 2.50%), 6.54%, 11/12/29	48	47,451
		401,700
Ground Transportation — 0.1%
Genesee & Wyoming, Inc., 2024 Term Loan, (3-mo. CME Term SOFR at 0.00% Floor + 1.75%), 5.75%, 04/10/31	165	164,622
Health Care Equipment & Supplies — 0.0%
Avantor Funding, Inc., 2024 Term Loan B6, (1-mo. CME Term SOFR at 0.50% Floor + 2.10%), 6.26%, 11/08/27	8	7,875
Insulet Corp., 2025 Term Loan, (1-mo. CME Term SOFR at 0.00% Floor + 2.00%), 6.16%, 08/01/31	26	26,794
		34,669
Health Care Providers & Services — 0.1%
AHP Health Partners, Inc., 2025 Term Loan B, 09/20/32(j)	31	30,786
Security	Par (000)	Value
Health Care Providers & Services (continued)
Concentra Health Services, Inc., 2025 Repriced Term Loan B, (1-mo. CME Term SOFR at 0.00% Floor + 2.00%), 6.16%, 07/26/31	$53	$ 53,763
ICON Luxembourg SARL, 2024 LUX Term Loan B, (3-mo. CME Term SOFR at 0.50% Floor + 2.00%), 6.00%, 07/03/28	35	35,531
Medline Borrower LP, 2025 Term Loan B, (1-mo. CME Term SOFR at 0.50% Floor + 2.00%), 6.16%, 10/23/28	247	246,591
		366,671
Hotel & Resort REITs — 0.0%
RHP Hotel Properties LP, 2024 1st Lien Term Loan B, (1-mo. CME Term SOFR at 0.00% Floor + 2.00%), 6.16%, 05/20/30	58	58,070
Hotels, Restaurants & Leisure — 0.3%
Burger King (Restaurant Brands International Inc.)/New Red Finance, Inc., 2024 Term Loan B6, (1-mo. CME Term SOFR at 0.00% Floor + 1.75%), 5.91%, 09/20/30	148	147,766
Caesars Entertainment, Inc.
2024 Term Loan B1, (1-mo. CME Term SOFR + 2.25%), 6.41%, 02/06/31	67	66,757
Term Loan B, (1-mo. CME Term SOFR + 2.25%), 6.41%, 02/06/30	123	122,246
Flutter Financing BV
2024 Term Loan B, (3-mo. CME Term SOFR at 0.50% Floor + 1.75%), 5.75%, 11/30/30	67	66,666
2025 Term Loan B, (3-mo. CME Term SOFR at 0.50% Floor + 2.00%), 6.00%, 06/04/32	48	47,787
Four Seasons Hotels Ltd., 2025 Term Loan B, (1-mo. CME Term SOFR at 0.50% Floor + 1.75%), 5.91%, 09/22/32	78	78,145
Hilton Domestic Operating Co., Inc., 2023 Term Loan B4, (1-mo. CME Term SOFR + 1.75%), 5.91%, 11/08/30	201	201,129
Light & Wonder International, Inc., 2024 Term Loan B2, (1-mo. CME Term SOFR at 0.50% Floor + 2.25%), 6.39%, 04/14/29	106	105,989
Penn Entertainment, Inc., 2022 Term Loan B, (1-mo. CME Term SOFR at 0.50% Floor + 2.50%), 6.66%, 05/03/29	94	94,051
SeaWorld Parks & Entertainment, Inc., 2024 Term Loan B3, (1-mo. CME Term SOFR at 0.50% Floor + 2.00%), 6.16%, 12/04/31	72	72,235
Six Flags Entertainment Corp., 2024 Term Loan B, (1-mo. CME Term SOFR at 0.00% Floor + 2.00%), 6.16%, 05/01/31	22	21,567
Station Casinos LLC, 2024 Term Loan B, (1-mo. CME Term SOFR at 0.00% Floor + 2.00%), 6.16%, 03/14/31	112	112,250
Wyndham Hotels & Resorts, Inc., 2024 Term Loan, (1-mo. CME Term SOFR at 0.00% Floor + 1.75%), 5.91%, 05/24/30	181	180,994
		1,317,582
Consolidated Schedule of Investments

Consolidated Schedule of Investments (unaudited)(continued)
September 30, 2025
BlackRock Private Investments Fund
(Percentages shown are based on Net Assets)
Security	Par (000)	Value
Household Durables — 0.0%
Somnigroup International, Inc., Term Loan B, (1-mo. SOFR + 2.25%), 6.37%, 10/24/31	$6	$ 5,597
Household Products — 0.0%
Reynolds Consumer Products LLC, 2025 Term Loan B, (1-mo. CME Term SOFR at 0.00% Floor + 1.75%), 5.91%, 03/04/32	20	19,930
Independent Power and Renewable Electricity Producers — 0.1%
Calpine Construction Finance Co. LP, 2023 Refinancing Term Loan B, (1-mo. CME Term SOFR at 0.00% Floor + 2.00%), 6.16%, 07/31/30	107	106,577
NRG Energy, Inc., 2024 Term Loan, (3-mo. CME Term SOFR at 0.00% Floor + 1.75%), 6.06%, 04/16/31	130	130,445
		237,022
Insurance — 0.1%
Asurion LLC
2023 Term Loan B11, (1-mo. CME Term SOFR at 0.00% Floor + 4.35%), 8.51%, 08/19/28	115	114,739
2024 Term Loan B12, (1-mo. CME Term SOFR at 0.00% Floor + 4.25%), 8.41%, 09/19/30	70	69,354
2025 Term Loan B13, (1-mo. CME Term SOFR at 0.00% Floor + 4.25%), 8.41%, 09/19/30	55	54,860
Ryan Specialty LLC, 2024 USD Term Loan B, (1-mo. CME Term SOFR at 0.00% Floor + 2.00%), 6.16%, 09/15/31	99	99,219
		338,172
Internet Software & Services — 0.1%
Gen Digital, Inc.
2024 Term Loan B, (1-mo. CME Term SOFR + 1.75%), 5.91%, 09/12/29	163	162,644
2025 Term Loan B, (1-mo. CME Term SOFR at 0.50% Floor + 1.75%), 5.91%, 04/16/32	21	20,900
Go Daddy Operating Co. LLC
2024 Term Loan B7, (1-mo. CME Term SOFR + 1.75%), 5.91%, 05/30/31	29	28,585
2024 Term Loan B8, (1-mo. CME Term SOFR at 0.00% Floor + 1.75%), 5.91%, 11/09/29	139	138,787
		350,916
IT Services — 0.1%
Amentum Holdings, Inc., 2024 Term Loan B, (1-mo. CME Term SOFR at 0.00% Floor + 2.25%), 6.41%, 09/29/31	86	86,297
ASGN, Inc., 2024 Term Loan B, (1-mo. CME Term SOFR + 1.75%), 5.91%, 08/30/30	12	11,804
CACI International, Inc., Term Loan B, (1-mo. CME Term SOFR at 0.00% Floor + 1.75%), 5.91%, 10/30/31	20	19,850
Dayforce, Inc., 2025 Term Loan B, (3-mo. CME Term SOFR at 0.00% Floor + 2.00%), 6.31%, 03/01/31(a)	62	62,215
Tempo Acquisition LLC, 2025 Repriced Term Loan B, (1-mo. CME Term SOFR at 0.00% Floor + 1.75%), 5.91%, 08/31/28	138	134,454
		314,620
Security	Par (000)	Value
Leisure Products — 0.0%
Bombardier Recreational Products, Inc., 2024 Term Loan B4, 01/22/31(j)	$52	$ 52,000
Life Time Fitness, Inc., 2025 Term Loan, (1-mo. CME Term SOFR at 0.00% Floor + 2.00%), 6.25%, 11/05/31	18	17,905
		69,905
Machinery — 0.1%
Chart Industries, Inc., 2024 Term Loan B, (3-mo. CME Term SOFR + 2.50%), 6.79%, 03/15/30	52	52,292
Generac Power Systems, Inc., 2024 Term Loan B, (1- mo. CME Term SOFR at 0.00% Floor + 1.75%), 6.03%, 07/03/31	33	33,053
Vertiv Group Corp., 2025 Term Loan, (1-mo. CME Term SOFR at 0.00% Floor + 1.75%), 6.03%, 08/12/32	140	140,387
		225,732
Media — 0.2%
Charter Communications Operating LLC
2023 Term Loan B4, (3-mo. CME Term SOFR at 0.00% Floor + 2.00%), 6.29%, 12/07/30	35	35,187
2024 Term Loan B5, (3-mo. CME Term SOFR at 0.00% Floor + 2.25%), 6.54%, 12/15/31	25	24,800
Cinemark USA, Inc., 2025 Term Loan B, (1-mo. CME Term SOFR at 0.50% Floor + 2.25%), 6.37%, 05/24/30	15	14,959
DK Crown Holdings, Inc., 2025 Term Loan B, (1-mo. CME Term SOFR at 0.00% Floor + 1.75%), 6.00%, 03/04/32	45	44,691
GVC Holdings Gibraltar Ltd., 2025 Term Loan B5 (2032), 07/31/32(j)	27	26,946
Telenet Financing USD LLC, 2020 USD Term Loan AR, 04/30/28(j)	60	59,462
UFC Holdings LLC, 1st Lien Term Loan B5, (3-mo. CME Term SOFR at 0.00% Floor + 2.00%), 6.04%, 11/21/31	147	147,382
WMG Acquisition Corp., 2024 Term Loan J, (3-mo. CME Term SOFR at 0.00% Floor + 1.75%), 5.95%, 01/24/31	191	191,120
		544,547
Metals & Mining — 0.0%
Advanced Drainage Systems, Inc., Term Loan B, (1-mo. CME Term SOFR at 0.00% Floor + 2.35%), 6.63%, 07/31/26	51	51,568
AZZ, Inc., Term Loan B, (1-mo. CME Term SOFR + 1.75%), 5.91%, 05/13/29	20	19,597
Novelis Holdings, Inc., 2025 Term Loan B, (3-mo. CME Term SOFR at 0.00% Floor + 1.75%), 5.75%, 03/11/32	47	46,834
		117,999
Oil, Gas & Consumable Fuels — 0.1%
Buckeye Partners LP, 2025 Term Loan B, 09/24/32(j)	12	11,954
Colossus Acquireco LLC, Term Loan B, (3-mo. SOFR + 1.75%), 5.87%, 07/30/32	90	89,423
GIP Pilot Acquisition Partners LP, 2025 Term Loan B, (3-mo. CME Term SOFR at 0.00% Floor + 2.00%), 6.29%, 10/04/30	28	28,363
Hilcorp Energy I LP, Term Loan B, (1-mo. CME Term SOFR at 0.00% Floor + 2.00%), 6.15%, 02/11/30	23	22,885

2025 BlackRock Semi-Annual Report to Shareholders

Consolidated Schedule of Investments (unaudited)(continued)
September 30, 2025
BlackRock Private Investments Fund
(Percentages shown are based on Net Assets)
Security	Par (000)	Value
Oil, Gas & Consumable Fuels (continued)
Murphy USA, Inc., Term Loan B, (1-mo. CME Term SOFR at 0.50% Floor + 1.75%), 6.03%, 04/07/32	$43	$ 43,314
Oryx Midstream Services Permian Basin LLC, 2025 Term Loan B, (1-mo. CME Term SOFR at 0.50% Floor + 2.25%), 6.42%, 10/05/28	84	84,076
WhiteWater DBR HoldCo LLC, 1st Lien Term Loan B, (3-mo. CME Term SOFR at 0.00% Floor + 2.25%), 6.31%, 03/03/31	27	26,747
Whitewater Matterhorn Holdings LLC, 2025 Term Loan B, (3-mo. CME Term SOFR at 0.00% Floor + 2.25%), 6.25%, 06/16/32	16	15,983
Whitewater Whistler Holdings LLC, 2024 Refinancing Term Loan, (3-mo. CME Term SOFR at 0.00% Floor + 1.75%), 5.75%, 02/15/30	60	59,996
		382,741
Passenger Airlines — 0.1%
AAdvantage Loyalty IP Ltd., 2025 Term Loan B, (3-mo. CME Term SOFR at 0.00% Floor + 3.25%), 7.58%, 05/28/32	76	76,094
Air Canada, 2024 Term Loan B, (1-mo. CME Term SOFR at 0.00% Floor + 2.00%), 6.17%, 03/21/31	104	104,309
American Airlines, Inc., 2023 1st Lien Term Loan, (6- mo. CME Term SOFR at 0.00% Floor + 2.25%), 6.26%, 06/04/29	86	85,941
United Airlines, Inc., 2024 1st Lien Term Loan B, (3-mo. CME Term SOFR at 0.00% Floor + 2.00%), 6.20%, 02/22/31	81	80,938
		347,282
Pharmaceuticals — 0.1%
Elanco Animal Health, Inc., Term Loan B, (1-mo. CME Term SOFR + 1.85%), 6.13%, 08/01/27	105	104,986
Jazz Financing Lux SARL, 2024 1st Lien Term Loan B2, (1-mo. CME Term SOFR + 2.25%), 6.41%, 05/05/28	121	121,214
Option Care Health, Inc., 2025 Term Loan B, (1-mo. CME Term SOFR at 0.00% Floor + 1.75%), 5.89%, 09/16/32	86	85,830
Perrigo Investments LLC, 2024 Term Loan B, (1-mo. CME Term SOFR at 0.00% Floor + 2.00%), 6.16%, 04/20/29	53	52,770
PRA Health Sciences, Inc., 2024 US Term Loan B, (3-mo. CME Term SOFR at 0.50% Floor + 2.00%), 6.00%, 07/03/28	9	8,853
Vizient, Inc., 2024 Term Loan B, (1-mo. CME Term SOFR at 0.50% Floor + 1.75%), 5.91%, 08/01/31	37	37,114
		410,767
Professional Services — 0.0%
Deep Blue Operating I LLC, Term Loan, 09/17/32(j)	40	40,000
Real Estate Management & Development — 0.0%
Cushman & Wakefield U.S. Borrower LLC, 2025 Term Loan B3, (1-mo. CME Term SOFR at 0.50% Floor + 2.75%), 6.91%, 01/31/30	15	15,188
Security	Par (000)	Value
Semiconductors & Semiconductor Equipment — 0.0%
Entegris, Inc., 2023 Term Loan B, (1-mo. CME Term SOFR at 0.00% Floor + 1.75%), 5.79%, 07/06/29	$16	$ 15,801
MKS Instruments, Inc., 2025 USD Repriced Term Loan, (1-mo. CME Term SOFR at 0.50% Floor + 2.00%), 6.17%, 08/17/29	119	118,727
		134,528
Software — 0.1%
CCC Intelligent Solutions, Inc., Term Loan, (1-mo. CME Term SOFR + 2.00%), 6.16%, 01/23/32	56	55,617
Informatica LLC, 2024 Term Loan B, (1-mo. CME Term SOFR at 0.00% Floor + 2.25%), 6.41%, 10/27/28	168	168,536
SS&C Technologies, Inc., 2024 Term Loan B8, (1-mo. CME Term SOFR at 0.00% Floor + 2.00%), 6.16%, 05/09/31	117	117,950
Waystar Technologies, Inc., 2025 Term Loan B, (1-mo. CME Term SOFR at 0.00% Floor + 2.00%), 6.16%, 10/22/29	60	59,824
ZoomInfo LLC, 2024 Term Loan B, (1-mo. CME Term SOFR at 0.00% Floor + 1.75%), 5.91%, 02/28/30	10	9,782
		411,709
Textiles, Apparel & Luxury Goods — 0.0%
Beach Acquisition Bidco LLC, USD Term Loan B, (3- mo. CME Term SOFR at 0.00% Floor + 3.25%), 7.31%, 09/12/32	31	31,129
Crocs, Inc., 2024 Term Loan, (3-mo. CME Term SOFR at 0.50% Floor + 2.25%), 6.25%, 02/19/29	48	47,832
		78,961
Total Floating Rate Loan Interests — 2.8% (Cost: $11,322,680)		11,319,096
Total Long-Term Investments — 90.1% (Cost: $286,309,863)		359,568,676

Shares
Short-Term Securities
Money Market Funds — 6.5%
BlackRock Liquidity Funds, T-Fund, Institutional Shares, 4.01%(k)(l)	25,898,241	25,898,241

	Par (000)
U.S. Treasury Obligations — 5.0%
U.S. Treasury Bills, 4.33%, 10/30/25(m)	$20,000	19,934,682
Total Short-Term Securities — 11.5% (Cost: $45,830,187)		45,832,923
Total Investments — 101.6% (Cost: $332,140,050)		405,401,599
Liabilities in Excess of Other Assets — (1.6)%		(6,257,669)
Net Assets — 100.0%		$ 399,143,930

(a)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(b)	Non-income producing security.
Consolidated Schedule of Investments

Consolidated Schedule of Investments (unaudited)(continued)
September 30, 2025
BlackRock Private Investments Fund

(c)
Restricted security as to resale, excluding 144A securities. The Fund held restricted securities with a current value of $322,873,615, representing 80.9% of its net assets as of period end, and an original cost of $249,786,701.

(d)	Investment does not issue shares.
(e)	Investment is held by a wholly-owned subsidiary. See Note 1 of the Notes to Consolidated Financial Statements for details on the wholly-owned subsidiary.
(f)	Pending acquisition expected to close by year end.
(g)	Convertible security.
(h)
Variable rate security. Interest rate resets periodically. The rate shown is the effective interest rate as of period end. Security description also includes the reference rate and spread if published and available.

(i)
Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(j)	Represents an unsettled loan commitment at period end. Certain details associated with this purchase are not known prior to the settlement date, including coupon rate.
(k)	Affiliate of the Fund.
(l)	Annualized 7-day yield as of period end.
(m)	Rates are discount rates or a range of discount rates as of period end.
For purposes of this report, industry and sector sub-classifications may differ from those utilized by the Fund for compliance purposes.
Affiliates
Investments in issuers considered to be affiliate(s) of the Fund during the six months ended September 30, 2025 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:
Affiliated Issuer	Value at 03/31/25	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 09/30/25	Shares Held at 09/30/25	Income	Capital Gain Distributions from Underlying Funds
BlackRock Liquidity Funds, T-Fund, Institutional Shares	$ 2,528,142	$ 23,370,099 (a)	$ —	$ —	$ —	$ 25,898,241	25,898,241	$ 104,866	$ —

(a)	Represents net amount purchased (sold).
Derivative Financial Instruments Outstanding as of Period End
OTC Total Return Swaps
Paid by the Fund		Received by the Fund
Reference	Frequency	Rate	Frequency	Counterparty	Effective Date	Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
DoubleVerify Holdings, Inc.	At Termination	1-day SOFR minus 0.07%, 4.24%	At Termination	BNP Paribas SA	N/A	07/20/26	USD	676	$ 157,601	$ —	$ 157,601
Topgolf Callaway Brands Corp.	At Termination	1-day SOFR minus 0.07%, 4.24%	At Termination	BNP Paribas SA	N/A	07/20/26	USD	281	(18,091)	—	(18,091)
DoubleVerify Holdings, Inc.	At Termination	1-day SOFR minus 0.05%, 4.24%	At Termination	BNP Paribas SA	N/A	08/25/26	USD	45	11,900	—	11,900
Topgolf Callaway Brands Corp.	At Termination	1-day SOFR minus 0.05%, 4.24%	At Termination	BNP Paribas SA	N/A	08/25/26	USD	159	4,930	—	4,930
									$ 156,340	$ —	$ 156,340
Balances Reported in the Consolidated Statement of Assets and Liabilities for OTC Swaps
Description	Premiums Paid	Premiums Received	Unrealized Appreciation	Unrealized Depreciation
OTC Swaps	$ —	$ —	$ 174,431	$ (18,091)

2025 BlackRock Semi-Annual Report to Shareholders

Consolidated Schedule of Investments (unaudited)(continued)
September 30, 2025
BlackRock Private Investments Fund

Derivative Financial Instruments Categorized by Risk Exposure
As of period end, the fair values of derivative financial instruments located in the Consolidated Statement of Assets and Liabilities were as follows:
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Swaps — OTC Unrealized appreciation on OTC swaps; Swap premiums paid	$ —	$ —	$ 174,431	$ —	$ —	$ —	$ 174,431
Liabilities — Derivative Financial Instruments
Swaps — OTC Unrealized depreciation on OTC swaps; Swap premiums received	$ —	$ —	$ 18,091	$ —	$ —	$ —	$ 18,091
For the period ended September 30, 2025, the effect of derivative financial instruments in the Consolidated Statement of Operations was as follows:
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Swaps	$ —	$ —	$ 687,924	$ —	$ —	$ —	$ 687,924
Net Change in Unrealized Appreciation (Depreciation) on:
Swaps	$ —	$ —	$ (696,988)	$ —	$ —	$ —	$ (696,988)
Average Quarterly Balances of Outstanding Derivative Financial Instruments
Total return swaps:
Average notional value	$1,579,782
For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Consolidated Financial Statements.
Derivative Financial Instruments — Offsetting as of Period End
The Fund’s derivative assets and liabilities (by type) were as follows:
	Assets	Liabilities
Derivative Financial Instruments
Swaps — OTC(a)	$ 174,431	$ 18,091
Total derivative assets and liabilities in the Consolidated Statement of Assets and Liabilities	174,431	18,091
Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	—	—
Total derivative assets and liabilities subject to an MNA	$ 174,431	$ 18,091

(a)	Includes unrealized appreciation (depreciation) on OTC swaps and swap premiums paid/(received) in the Consolidated Statement of Assets and Liabilities.
The following table presents the Fund’s derivative assets and liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral received and pledged by the Fund:
Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset(a)	Non-Cash Collateral Received(b)	Cash Collateral Received(b)	Net Amount of Derivative Assets(c)
BNP Paribas SA	$ 174,431	$ (18,091)	$ —	$ —	$ 156,340
Consolidated Schedule of Investments

Consolidated Schedule of Investments (unaudited)(continued)
September 30, 2025
BlackRock Private Investments Fund

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset(a)	Non-Cash Collateral Pledged(b)	Cash Collateral Pledged(b)	Net Amount of Derivative Liabilities(d)
BNP Paribas SA	$ 18,091	$ (18,091)	$ —	$ —	$ —

(a)	The amount of derivatives available for offset is limited to the amount of derivative assets and/or liabilities that are subject to an MNA.
(b)	Excess of collateral received/pledged, if any, from the individual counterparty is not shown for financial reporting purposes.
(c)	Net amount represents the net amount receivable from the counterparty in the event of default.
(d)	Net amount represents the net amount payable due to the counterparty in the event of default.
Fair Value Hierarchy as of Period End
Various inputs are used in determining the fair value of financial instruments at the measurement date. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Consolidated Financial Statements.
The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Consolidated Schedule of Investments above.
	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments
Private Equity Investments
Direct Investments	$ —	$ —	$ 262,551,519	$ 262,551,519
Primary Investments	—	—	1,973,550	1,973,550
Secondary Investments	—	—	58,348,546	58,348,546
Asset-Backed Securities	—	21,057,082	—	21,057,082
Corporate Bonds	—	4,318,883	—	4,318,883
Floating Rate Loan Interests	—	11,129,609	189,487	11,319,096
Short-Term Securities
Money Market Funds	25,898,241	—	—	25,898,241
U.S. Treasury Obligations	—	19,934,682	—	19,934,682
	$25,898,241	$56,440,256	$323,063,102	$405,401,599
Derivative Financial Instruments(a)
Assets
Equity Contracts	$ —	$ 174,431	$ —	$ 174,431
Liabilities
Equity Contracts	—	(18,091)	—	(18,091)
	$—	$156,340	$—	$156,340

(a)	Derivative financial instruments are swaps contracts. Swaps contracts are valued at the unrealized appreciation (depreciation) on the instrument.
A reconciliation of Level 3 financial instruments is presented when the Fund had a significant amount of Level 3 investments and derivative financial instruments at the beginning and/or end of the period in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:
	Direct Investments	Primary Investments	Secondary Investments	Floating Rate Loan Interests	Total
Assets
Opening balance, as of March 31, 2025	$ 211,919,649	$ 1,553,657	$ 59,346,426	$ 428,415	$ 273,248,147
Transfers into Level 3	—	—	—	35,685	35,685
Transfers out of Level 3	—	—	—	(86,455)	(86,455)
Other(a)	263,250	(94,256)	(971,374)	—	(802,380)
Accrued discounts/premiums	—	—	—	(5)	(5)
Net realized gain (loss)	203,133	—	(79,207)	(1,988)	121,938
Net change in unrealized appreciation (depreciation)(b)(c)	35,385,692	124,369	(340,298)	1,473	35,171,236

2025 BlackRock Semi-Annual Report to Shareholders

Consolidated Schedule of Investments (unaudited)(continued)
September 30, 2025
BlackRock Private Investments Fund

	Direct Investments	Primary Investments	Secondary Investments	Floating Rate Loan Interests	Total
Purchases	$ 17,127,127	$ 389,780	$ 706,248	$ 46,882	$ 18,270,037
Sales	(2,347,332)	—	(313,249)	(234,520)	(2,895,101)
Closing balance, as of September 30, 2025	$ 262,551,519	$ 1,973,550	$ 58,348,546	$ 189,487	$ 323,063,102
Net change in unrealized appreciation (depreciation) on investments still held at September 30, 2025(c)	$ 35,783,651	$ 124,369	$ (340,298)	$ 657	$ 35,568,379

(a)	Includes return of capital and/or capitalized expenses from Portfolio Companies and/or Portfolio Funds investments.
(b)	Included in the related net change in unrealized appreciation (depreciation) in the Consolidated Statement of Operations.
(c)
Any difference between net change in unrealized appreciation (depreciation) and net change in unrealized appreciation (depreciation) on investments still held at September 30, 2025 is generally due to investments no longer held or categorized as Level 3 at period end.

The following table summarizes the valuation approaches used and unobservable inputs utilized by the Valuation Committee to determine the value of certain of the Fund’s Level 3 financial instruments as of period end. The table does not include Level 3 financial instruments with values based upon unadjusted third-party pricing information in the amount of $189,487.
	Value	Valuation Approach	Unobservable Inputs	Range of Unobservable Inputs Utilized(a)	Weighted Average of Unobservable Inputs Based on Fair Value
Assets
Direct Investments	$262,551,519	Market	EBITDA Multiple	3.50x - 40.74x	12.87x
			EBIT Multiple	20.50x	—
			Revenue Multiple	1.57x - 18.91x	9.33x
			Volatility	39%	—
			Time to Exit	0.8 years	—
			Liquidity Discount	5%	—
			Book Value Multiple	2.93x	—
		Income	Discount	5% -16%	14%

Primary Investments	1,973,550	Market	Market Adjustment Factor	1.01x - 1.03x	1.01x

Secondary Investments	58,348,546	Market	Market Adjustment Factor	0.96x - 1.02x	1.00x

	$322,873,615

(a)	A significant change in unobservable input could result in a correlated or inverse change in value.
See notes to consolidated financial statements.
Consolidated Schedule of Investments

Consolidated Statement of Assets and Liabilities (unaudited)
September 30, 2025

BlackRock Private Investments Fund
ASSETS
Investments, at value — unaffiliated(a)	$ 379,503,358
Investments, at value — affiliated(b)	25,898,241
Cash	9,042,121
Receivables:
Investments sold	58,235
Dividends — affiliated	12,065
Interest — unaffiliated	387,399
Unrealized appreciation on OTC swaps	174,431
Deferred offering costs	31,439
Prepaid expenses	15,232
Total assets	415,122,521
LIABILITIES
Foreign bank overdraft	6,226
Capital contributions received in advance	6,175,407
Payables:
Investments purchased	584,571
Accounting services fees	10,204
Capital shares redeemed	8,191,872
Custodian fees	1,738
Investment advisory fees	285,241
Other accrued expenses	387,876
Professional fees	204,023
Transfer agent fees	113,342
Unrealized depreciation on OTC swaps	18,091
Total liabilities	15,978,591
Commitments and contingent liabilities
NET ASSETS	$ 399,143,930
NET ASSETS CONSIST OF
Paid-in capital	$ 326,111,239
Accumulated earnings	73,032,691
NET ASSETS	$ 399,143,930
(a) Investments, at cost—unaffiliated	$306,241,809
(b) Investments, at cost—affiliated	$25,898,241

2025 BlackRock Semi-Annual Report to Shareholders

Consolidated Statement of Assets and Liabilities (unaudited) (continued)
September 30, 2025

BlackRock Private Investments Fund
NET ASSET VALUE
Institutional
Net assets	$ 398,654,257
Shares outstanding	29,788,524
Net asset value	$ 13.38
Shares authorized	Unlimited
Par value	$0.001
Class D
Net assets	$ 489,673
Shares outstanding	37,024
Net asset value	$ 13.23
Shares authorized	Unlimited
Par value	$0.001
Class S
Net assets	$ —
Shares outstanding	—
Net asset value	$ —
Shares authorized	Unlimited
Par value	$0.001
Class T
Net assets	$ —
Shares outstanding	—
Net asset value	$ —
Shares authorized	Unlimited
Par value	$0.001
See notes to consolidated financial statements.
Consolidated Financial Statements

Consolidated Statement of Operations (unaudited)
Six Months Ended September 30, 2025

BlackRock Private Investments Fund
INVESTMENT INCOME
Dividends — unaffiliated	$1,015,991
Dividends — affiliated	104,866
Interest — unaffiliated	1,560,232
Other income — unaffiliated	2,195
Total investment income	2,683,284
EXPENSES
Investment advisory	3,199,603
Pricing	376,672
Professional	289,698
Portfolio investment fees	190,532
Accounting services	98,698
Trustees and Officer	81,416
Registration	46,202
Transfer agent	22,791
Printing and postage	20,475
Custodian	3,762
Miscellaneous	92,641
Total expenses excluding interest expense	4,422,490
Interest expense — unaffiliated	3,017
Total expenses	4,425,507
Less fees waived and/or reimbursed by the Manager	(2,131,695)
Total expenses after fees waived and/or reimbursed	2,293,812
Net investment income	389,472
REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain from:
Investments — unaffiliated	114,911
Foreign currency transactions	1,294
Swaps	687,924
804,129
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	35,397,915
Foreign currency translations	(1,395)
Swaps	(696,988)
34,699,532
Net realized and unrealized gain	35,503,661
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$35,893,133
See notes to consolidated financial statements.

2025 BlackRock Semi-Annual Report to Shareholders

Consolidated Statements of Changes in Net Assets

	BlackRock Private Investments Fund
	Six Months Ended 09/30/25 (unaudited)	Year Ended 03/31/25
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
Net investment income (loss)	$389,472	$(629,927)
Net realized gain	804,129	4,410,216
Net change in unrealized appreciation (depreciation)	34,699,532	11,769,603
Net increase in net assets resulting from operations	35,893,133	15,549,892
DISTRIBUTIONS TO SHAREHOLDERS(a)
Institutional	—	(3,769,492)
Class D	—	(4,207)
Decrease in net assets resulting from distributions to shareholders	—	(3,773,699)
CAPITAL SHARE TRANSACTIONS
Proceeds from issuance of capital shares (excluding capital contributions received in advance)	64,397,694	90,644,265
Reinvestment of distributions	—	3,314,724
Repurchase of shares resulting from tender offers(b)	(13,221,515)	(3,576,776)
Net increase in net assets derived from capital share transactions	51,176,179	90,382,213
NET ASSETS
Total increase in net assets	87,069,312	102,158,406
Beginning of period	312,074,618	209,916,212
End of period	$399,143,930	$312,074,618

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(b)	Net of early repurchase fees of $6,657 and $4,386, respectively.
See notes to consolidated financial statements.
Consolidated Financial Statements

Consolidated Statement of Cash Flows (unaudited)
Six Months Ended September 30, 2025

BlackRock Private Investments Fund
CASH PROVIDED BY (USED FOR) OPERATING ACTIVITIES
Net increase in net assets resulting from operations	$35,893,133
Adjustments to reconcile net increase in net assets resulting from operations to net cash used for operating activities:
Proceeds from sales of long-term investments and principal paydowns/payups	9,732,182
Purchases of long-term investments	(48,308,897)
Net purchases of short-term securities	(30,919,393)
Amortization of premium and accretion of discount on investments and other fees	(433,357)
Net realized gain on investments	(114,911)
Net unrealized appreciation on investments, swaps and foreign currency translations	(34,699,532)
(Increase) Decrease in Assets
Receivables
Dividends — affiliated	1,943
From the Manager	93,143
Interest — unaffiliated	(190,481)
Prepaid expenses	32,475
Increase (Decrease) in Liabilities
Collateral — OTC derivatives	(820,000)
Payables
Accounting services fees	(102,805)
Custodian fees	(4,426)
Investment advisory fees	285,241
Other accrued expenses	(139,017)
Professional fees	(45,550)
Transfer agent fees	(122,169)
Net cash used for operating activities	(69,862,421)
CASH PROVIDED BY (USED FOR) FINANCING ACTIVITIES
Payments on shares repurchased	(5,379,125)
Decrease in bank overdraft	(10,251)
Proceeds from issuance of capital shares (net of change in capital contributions received in advance)	61,962,614
Net cash provided by financing activities	56,573,238
CASH
Net decrease in restricted and unrestricted cash	(13,289,183)
Restricted and unrestricted cash at beginning of period	22,331,304
Restricted and unrestricted cash at end of period	$9,042,121
SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION
Cash paid during the period for interest expense	$3,017
RECONCILIATION OF RESTRICTED AND UNRESTRICTED CASH AT THE END OF PERIOD TO THE CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES
Cash	$9,042,121
$9,042,121
See notes to consolidated financial statements.

2025 BlackRock Semi-Annual Report to Shareholders

Financial Highlights
(For a share outstanding throughout each period)

	BlackRock Private Investments Fund
	Institutional
	Six Months Ended 09/30/25 (unaudited)(a)	Year Ended 03/31/25(a)	Year Ended 03/31/24(a)	Year Ended 03/31/23(a)	Year Ended 03/31/22	Period from 03/01/21(b) to 03/31/21

Net asset value, beginning of period	$12.12	$11.54	$10.32	$10.08	$9.94	$10.00
Net investment income (loss)(c)	0.01	(0.03)	0.19	0.03	(0.09)	(0.02)
Net realized and unrealized gain (loss)	1.25	0.78	1.13	0.21	0.23	(0.04)
Net increase (decrease) from investment operations	1.26	0.75	1.32	0.24	0.14	(0.06)
Distributions
From net investment income(d)	—	—	(0.10)	—	—	—
From net realized gain	—	(0.17)	—	—	—	—
Total distributions	—	(0.17)	(0.10)	—	—	—
Net asset value, end of period	$13.38	$12.12	$11.54	$10.32	$10.08	$9.94
Total Return(e)
Based on net asset value	10.40%(f)	6.48%	12.85%(g)	2.38%	1.41%	(0.60)%(f)
Ratios to Average Net Assets(h)
Total expenses(i)	2.38%(j)(k)	2.77%	2.56%	2.72%	3.45%	3.33%(k)(l)
Total expenses after fees waived and/or reimbursed	1.21%(j)(k)	1.30%	1.74%	1.94%	2.41%	2.56%(k)(l)
Total expenses after fees waived and/or reimbursed and excluding portfolio investment fees	1.16%(k)	1.17%	1.62%	1.72%	N/A	N/A
Net investment income (loss)	0.27%(k)	(0.24)%	1.67%	0.28%	(0.92)%	(1.72)%(k)(l)
Supplemental Data
Net assets, end of period (000)	$398,654	$311,767	$209,627	$146,099	$105,686	$49,461
Portfolio turnover rate	2%	9%	28%	52%	43%	— %(m)

(a)	Consolidated Financial Highlights.
(b)	Commencement of operations.
(c)	Based on average shares outstanding.
(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)
Where applicable, assumes the reinvestment of distributions. The Fund is a continuously offered closed-end fund, the Shares of which are offered at net asset value. No secondary market for the Fund’s Shares exists.

(f)	Not annualized.
(g)	Includes payment from an affiliate, which had no impact on the Fund’s total return.
(h)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(i)	Includes recoupment of past waived and/or reimbursed fees. Excluding the recoupment of past waived and/or reimbursed fees, the expense ratios were as follows:

	Six Months Ended 09/30/25 (unaudited)	Year Ended 03/31/25(a)	Year Ended 03/31/24(a)	Year Ended 03/31/23(a)	Year Ended 03/31/22	Period from 03/01/21(b) to 03/31/21

Expense ratios	N/A	2.77%	2.49%	N/A	N/A	N/A

(j)
Portfolio investment fees were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses and total expenses after fees waived and/or reimbursed would have been 2.43% and 1.26%, respectively.

(k)	Annualized.
(l)
Audit, printing, offering costs and portfolio investment fees were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses, total expenses after fees waived and/or reimbursed and net investment loss would have been 6.11%, 3.54% and (2.70)%, respectively.

(m)	Rounds to less than 1%.
See notes to consolidated financial statements.
Financial Highlights

Financial Highlights (continued)
(For a share outstanding throughout each period)

	BlackRock Private Investments Fund (continued)
	Class D
	Six Months Ended 09/30/25 (unaudited)	Year Ended 03/31/25(a)	Year Ended 03/31/24(a)	Year Ended 03/31/23(a)	Year Ended 03/31/22	Period from 03/01/21(b) to 03/31/21

Net asset value, beginning of period	$12.02	$11.45	$10.30	$10.07	$9.94	$10.00
Net investment income (loss)(c)	0.01	(0.03)	0.18	0.02	(0.08)	(0.02)
Net realized and unrealized gain (loss)	1.20	0.77	1.07	0.21	0.21	(0.04)
Net increase (decrease) from investment operations	1.21	0.74	1.25	0.23	0.13	(0.06)
Distributions
From net investment income(d)	—	—	(0.10)	—	—	—
From net realized gain	—	(0.17)	—	—	—	—
Total distributions	—	(0.17)	(0.10)	—	—	—
Net asset value, end of period	$13.23	$12.02	$11.45	$10.30	$10.07	$9.94
Total Return(e)
Based on net asset value	10.07%(f)	6.44%	12.19%	2.28%	1.31%	(0.60)%(f)
Ratios to Average Net Assets(g)
Total expenses(h)	2.36%(i)(j)	2.74%	2.58%	2.71%	3.70%	7.59%(j)(k)
Total expenses after fees waived and/or reimbursed	1.19%(i)(j)	1.30%	1.76%	1.94%	2.48%	2.81%(j)(k)
Total expenses after fees waived and/or reimbursed and excluding portfolio investment fees	1.15%(j)	1.18%	1.64%	1.72%	N/A	N/A
Net investment income (loss)	0.24%(j)	(0.22)%	1.63%	0.24%	(0.79)%	(1.97)%(j)(k)
Supplemental Data
Net assets, end of period (000)	$490	$307	$289	$257	$252	$248
Portfolio turnover rate	2%	9%	28%	52%	43%	— %(l)

(a)	Consolidated Financial Highlights.
(b)	Commencement of operations.
(c)	Based on average shares outstanding.
(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)
Where applicable, assumes the reinvestment of distributions. The Fund is a continuously offered closed-end fund, the Shares of which are offered at net asset value. No secondary market for the Fund’s Shares exists.

(f)	Not annualized.
(g)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(h)	Includes recoupment of past waived and/or reimbursed fees. Excluding the recoupment of past waived and/or reimbursed fees, the expense ratios were as follows:

	Six Months Ended 09/30/25 (unaudited)	Year Ended 03/31/25(a)	Year Ended 03/31/24(a)	Year Ended 03/31/23(a)	Year Ended 03/31/22	Period from 03/01/21(b) to 03/31/21

Expense ratios	N/A	2.73%	2.51%	N/A	N/A	N/A

(i)
Portfolio investment fees were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses and total expenses after fees waived and/or reimbursed would have been 2.41% and 1.24%, respectively.

(j)	Annualized.
(k)
Audit, printing, offering costs and portfolio investment fees were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses, total expenses after fees waived and/or reimbursed and net investment loss would have been 10.36%, 3.79% and (2.95)%, respectively.

(l)	Rounds to less than 1%.
See notes to consolidated financial statements.

2025 BlackRock Semi-Annual Report to Shareholders

Notes to Consolidated Financial Statements (unaudited)

1.
ORGANIZATION
BlackRock Private Investments Fund (the “Fund”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund is registered as a diversified, closed-end management investment company. The Fund is organized as a Delaware statutory trust. The Fund engages in a continuous offering of shares. The Fund determines and makes available for publication the net asset value (“NAV”) of its shares on a monthly basis. The Fund’s shares are offered for sale monthly through BlackRock Investments, LLC (the “Distributor”), an affiliate of BlackRock Advisors, LLC (the “Manager”) at the then-current NAV. The price of the shares during the Fund’s continuous offering will fluctuate over time with the NAV of the shares.
In seeking to achieve its investment objective, under normal conditions, the Fund invests (which for this purpose includes unfunded capital commitments) a majority of its net assets over time in privately offered equity securities of operating companies (“Portfolio Companies”) and interests in professionally managed private equity funds (“Portfolio Funds”). The Fund will seek to participate in privately placed equity and, in some cases, privately placed debt investments in Portfolio Companies (“Direct Investments”) that have been identified by BlackRock Capital Investment Advisors, LLC (“BCIA”), the Fund’s sub-adviser and an affiliate of the Manager, as well as Direct Investments that are made available to the Fund by private equity sponsors not affiliated with BlackRock, Inc. (“BlackRock”) (each, a “Portfolio Fund Manager”). Direct Investments made alongside a fund or account managed by, or through a collective investment vehicle established by a Portfolio Fund Manager are typically investment opportunities offered to investors on a co-investment basis. The Fund may also acquire Direct Investments from third-party investors.
The Fund will also invest in interests in Portfolio Funds that have been acquired from third party investors in secondary transactions or as part of sponsor-led transactions where the assets held by the Portfolio Fund are known at the time of investment (such Portfolio Funds, “sponsor-led continuation vehicles”), where the Portfolio Funds seek to employ the same types of private equity investment strategies as the Fund (“Secondary Investments”). Secondary Investments may be acquired by the Fund in privately negotiated transactions with third party investors or the sponsors of such Portfolio Funds and may involve the purchase of interests in a single Portfolio Fund or the purchase of a portfolio of interests in multiple Portfolio Funds having the same or different Portfolio Fund Managers.
The Fund currently does not intend to commit any portion of the assets of the Fund invested in Portfolio Companies and Portfolio Funds to making capital commitments on a primary basis to blind pool Portfolio Funds during their initial fundraising period (each, a “Primary Investment”). However, in limited circumstances, the Fund may enter into a commitment to make a Primary Investment, and subsequently make such Primary Investment, in connection with the acquisition of an interest in an established Portfolio Fund from a third-party investor in a Secondary Investment.
Typically, investments in private companies are in restricted securities that are not traded in public markets and are  subject to substantial holding periods, so that the Fund may not be able to resell some of its holdings for extended periods, which may be several years.
The Fund offers four classes of shares designated as Institutional Shares, Class D Shares, Class S Shares and Class T Shares. All classes of shares have identical voting, dividend, liquidation and other rights and will be subject to the same terms and conditions, except that Class D Shares, Class S Shares and Class T Shares bear expenses related to the shareholder servicing of such shares. As of September 30, 2025, there were no shares issued or outstanding for Class S Shares and Class T Shares.
The Fund, together with certain other registered investment companies advised by the Manager or its affiliates, is included in a complex of funds referred to as the BlackRock Fixed-Income Complex.
Basis of Consolidation: The accompanying consolidated financial statements of the Fund include the account of Cayman Private Investments Fund, Ltd. (the “Cayman Subsidiary”), which is a wholly-owned subsidiary of the Fund. The Cayman Subsidiary enables the Fund to hold investments that may produce non-qualifying income for tax purposes and satisfy regulated investment company tax requirements. The Fund may invest up to 25% of its total assets in the Cayman Subsidiary. The net assets of the Cayman Subsidiary as of period end were $9,961,495, which is 2.5% of the Fund’s consolidated net assets. Intercompany accounts and transactions, if any, have been eliminated. The Cayman Subsidiary is subject to the same investment policies and restrictions that apply to the Fund.
2.
SIGNIFICANT ACCOUNTING POLICIES
The consolidated financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the consolidated financial statements, disclosure of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:
Investment Transactions and Income Recognition:  For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed.  Realized gains and losses on investment transactions are determined using the specific identification method.  Dividend income and capital gain distributions, if any, are recorded on the ex-dividend dates. Non-cash dividends, if any, are recorded on the ex-dividend dates at fair value.  Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized daily on an accrual basis.  The Fund capitalizes certain transaction costs directly associated with the acquisition or transfer of an investment. The Fund expenses any portfolio investment fees associated with unconsummated transactions. Portfolio investment fees that are paid outside of a private investment’s commitment, if any, are typically treated as a Fund expense.  Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.  For convertible securities, premiums attributable to the debt instrument are amortized, but premiums attributable to the conversion feature are not amortized.
Foreign Currency Translation: The Fund’s books and records are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of trading on the New York Stock Exchange (“NYSE”). Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.
Notes to Consolidated Financial Statements

Notes to Consolidated Financial Statements (unaudited) (continued)

The Fund does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of investments for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Consolidated Statement of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments.  The Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.
Cash: The Fund may maintain cash at its custodian which, at times may exceed United States federally insured limits. The Fund may, at times, have outstanding cash disbursements that exceed deposited cash amounts at the custodian during the reporting period. The Fund is obligated to repay the custodian for any overdraft, including any related costs or expenses, where applicable. For financial reporting purposes, overdraft fees, if any, are included in interest expense in the Consolidated Statement of Operations.
Collateralization: If required by an exchange or counterparty agreement, the Fund may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments.
Distributions:  Distributions from net investment income are declared annually and paid annually.  Distributions of capital gains are recorded on the ex-dividend dates and made at least annually.  The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.
Net income and realized gains from investments held by the Cayman Subsidiary are treated as ordinary income for tax purposes. If a net loss is realized by the Cayman Subsidiary in any taxable year, the loss will generally not be available to offset the Fund’s ordinary income and/or capital gains for that year.
Deferred Compensation Plan: Under the Deferred Compensation Plan (the “Plan”) approved by the Board of Trustees of the Fund (the “Board”), the trustees who are not “interested persons” of the Fund, as defined in the 1940 Act (“Independent Trustees”), may defer a portion of their annual complex-wide compensation. Deferred amounts earn an approximate return as though equivalent dollar amounts had been invested in common shares of certain funds in the BlackRock Fixed-Income Complex selected by the Independent Trustees. This has the same economic effect for the Independent Trustees as if the Independent Trustees had invested the deferred amounts directly in certain funds in the BlackRock Fixed-Income Complex.
The Plan is not funded and obligations thereunder represent general unsecured claims against the general assets of the Fund, as applicable. Deferred compensation liabilities, if any, are included in the Trustees’ and Officer’s fees payable in the Consolidated Statement of Assets and Liabilities and will remain as a liability of the Fund until such amounts are distributed in accordance with the Plan. Net appreciation (depreciation) in the value of participants’ deferral accounts is allocated among the participating funds in the BlackRock Fixed-Income Complex and reflected as Trustees and Officer expense on the Consolidated Statement of Operations. The Trustees and Officer expense may be negative as a result of a decrease in value of the deferred accounts.
Offering Costs: Offering costs are amortized over a 12-month period beginning with the commencement of operations of a class of shares.
Indemnifications: In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnification. The Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against the Fund, which cannot be predicted with any certainty.
Other:  Expenses directly related to the Fund or its classes are charged to the Fund or the applicable class. Expenses directly related to the Fund and other shared expenses prorated to the Fund are allocated daily to each class based on its relative net assets or other appropriate methods. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods.
Segment Reporting: The Chief Financial Officer acts as the Fund’s Chief Operating Decision Maker (“CODM”) and is responsible for assessing performance and allocating resources with respect to the Fund. The CODM has concluded that the Fund operates as a single operating segment since the Fund has a single investment strategy as disclosed in its prospectus, against which the CODM assesses performance. The financial information provided to and reviewed by the CODM is presented within the Fund’s financial statements.
3.
INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS
Investment Valuation Policies:  The Fund’ s investments are valued at fair value (also referred to as “market value” within the consolidated  financial statements) each day that the Fund is open for business and, for financial reporting purposes, as of the report date. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Board has approved the designation of the Fund’s Manager as the valuation designee for the Fund. The Fund determines the fair values of its financial instruments using various independent dealers or pricing services under the Manager’s policies. If a security’s market price is not readily available or does not otherwise accurately represent the fair value of the security, the security will be valued in accordance with the Manager’s policies and procedures as reflecting fair value. The Manager has formed a committee (the “Valuation Committee”) to develop pricing policies and procedures and to oversee the pricing function for all financial instruments, with assistance from other BlackRock pricing committees.
Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of the Fund’s assets and liabilities:
•Equity investments traded on a recognized securities exchange are valued at that day’s official closing price, as applicable, on the exchange where the stock is primarily traded. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last trade or last available bid (long positions) or ask (short positions) price.
•Fixed-income investments for which market quotations are readily available are generally valued using the last available bid price provided by independent dealers or third-party pricing services. Floating rate loan interests are valued at the mean of the bid prices from one or more independent brokers or dealers as obtained from a third-party pricing service. Pricing services generally value fixed-income securities assuming orderly transactions of an institutional round lot size, but a fund may hold

2025 BlackRock Semi-Annual Report to Shareholders

Notes to Consolidated Financial Statements (unaudited) (continued)

or transact in such securities in smaller, odd lot sizes. Odd lots of securities in certain asset classes may trade at lower prices than institutional round lots, and the value ultimately realized when the securities are sold could differ from the prices used by a fund. The pricing services may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values, including transaction data (e.g., recent representative bids and offers), market data, credit quality information, perceived market movements, news, and other relevant information. Certain fixed-income securities, including asset-backed and mortgage related securities may be valued based on valuation models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. The amortized cost method of valuation may be used with respect to debt obligations with sixty days or less remaining to maturity unless the Manager determines such method does not represent fair value.
•Investments in open-end U.S. mutual funds (including money market funds) are valued at that day’s NAV.
•Interest rate, credit default, inflation and currency swap agreements are valued utilizing quotes received daily by independent pricing services or through brokers, which are derived using daily swap curves and models that incorporate market data and discounted cash flows. Total return and equity swap agreements are valued utilizing quotes received daily by independent pricing services or through brokers, which are derived using models that incorporate market trades and fair value of the underlying reference instruments.
If events (e.g., market volatility, company announcement or a natural disaster) occur that are expected to materially affect the value of such investment, or in the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Valuation Committee in accordance with the Manager’s policies and procedures as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Valuation Committee include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Valuation Committee seeks to determine the price that the Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Valuation Committee deems relevant and consistent with the principles of fair value measurement as of the measurement date.
For investments in equity or debt issued by privately held companies or funds (“Private Company” or collectively, the “Private Companies”) and other Fair Valued Investments, the fair valuation approaches that are used by the Valuation Committee and third-party pricing services utilized by the Valuation Committee include one or a combination of, but not limited to, the following inputs:
(i) recent market transactions, including secondary market transactions, merger or acquisition activity and subsequent rounds of financing in the underlying investment or comparable issuers
(ii) recapitalizations and other transactions across the capital structure
(iii) market or relevant indices multiples of comparable issuers
(iv) future cash flows discounted to present and adjusted as appropriate for liquidity, credit, and/or market risks
(v) quoted prices for similar investments or assets in active markets
(vi) other risk factors, such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates
(vii) audited or unaudited financial statements, investor communications and Private Company financial or operational metrics
(viii) relevant market news and other public sources.
Investments in series of preferred stock issued by Private Companies are typically valued utilizing a market approach to determine the enterprise value of the company. Such investments often contain rights and preferences that differ from other series of preferred and common stock of the same issuer. Enterprise valuation techniques such as an option pricing model (“OPM”), a probability weighted expected return model (“PWERM”), current value method or a hybrid of those techniques are used as deemed appropriate under the circumstances. The use of these valuation techniques involves a determination of the exit scenarios of the investment in order to appropriately allocate the enterprise value of the company among the various parts of its capital structure.
Private Companies are not subject to public company disclosure, timing, and reporting standards applicable to other investments held by the Fund. Certain information made available by a Private Company is as of a date that is earlier than the date the Fund is calculating its NAV. This factor may result in a difference between the value of the investment and the price the Fund could receive upon the sale of the investment.
Fair Value Hierarchy: Various inputs are used in determining the fair value of financial instruments at the measurement date. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:
•Level 1 – Unadjusted price quotations in active markets/exchanges that the Fund has the ability to access for identical assets or liabilities;
•Level 2 – Inputs other than quoted prices included within Level 1 that are observable for the asset or liability, either directly or indirectly; and
•Level 3 – Inputs that are unobservable and significant to the entire fair value measurement for the asset or liability (including the Valuation Committee’s assumptions used in determining the fair value of financial instruments).
Notes to Consolidated Financial Statements

Notes to Consolidated Financial Statements (unaudited) (continued)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety.  Investments classified within Level 3 have significant unobservable inputs used by the Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by Private Companies that may not have a secondary market and/or may have a limited number of investors.  The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities.
4.
SECURITIES AND OTHER INVESTMENTS
Asset-Backed and Mortgage-Backed Securities: Asset-backed securities are generally issued as pass-through certificates or as debt instruments. Asset-backed securities issued as pass-through certificates represent undivided fractional ownership interests in an underlying pool of assets. Asset-backed securities issued as debt instruments, which are also known as collateralized obligations, are typically issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. The yield characteristics of certain asset-backed securities may differ from traditional debt securities. One such major difference is that all or a principal part of the obligations may be prepaid at any time because the underlying assets (i.e., loans) may be prepaid at any time. As a result, a decrease in interest rates in the market may result in increases in the level of prepayments as borrowers, particularly mortgagors, refinance and repay their loans. An increased prepayment rate with respect to an asset-backed security will have the effect of shortening the maturity of the security. In addition, a fund may subsequently have to reinvest the proceeds at lower interest rates. If a fund has purchased such an asset-backed security at a premium, a faster than anticipated prepayment rate could result in a loss of principal to the extent of the premium paid.
For mortgage pass-through securities (the “Mortgage Assets”) there are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. For example, mortgage-related securities guaranteed by Ginnie Mae are guaranteed as to the timely payment of principal and interest by Ginnie Mae and such guarantee is backed by the full faith and credit of the United States. However, mortgage-related securities issued by Freddie Mac and Fannie Mae, including Freddie Mac and Fannie Mae guaranteed mortgage pass-through certificates, which are solely the obligations of Freddie Mac and Fannie Mae, are not backed by or entitled to the full faith and credit of the United States, but are supported by the right of the issuer to borrow from the U.S. Treasury.
Non-agency mortgage-backed securities are securities issued by non-governmental issuers and have no direct or indirect government guarantees of payment and are subject to various risks. Non-agency mortgage loans are obligations of the borrowers thereunder only and are not typically insured or guaranteed by any other person or entity. The ability of a borrower to repay a loan is dependent upon the income or assets of the borrower. A number of factors, including a general economic downturn, acts of God, terrorism, social unrest and civil disturbances, may impair a borrower’s ability to repay its loans.
Collateralized Debt Obligations: Collateralized debt obligations (“CDOs”), including collateralized bond obligations (“CBOs”) and collateralized loan obligations (“CLOs”), are types of asset-backed securities. A CDO is an entity that is backed by a diversified pool of debt securities (CBOs) or syndicated bank loans (CLOs). The cash flows of the CDO can be split into multiple segments, called “tranches,” which will vary in risk profile and yield. The riskiest segment is the subordinated or “equity” tranche. This tranche bears the greatest risk of defaults from the underlying assets in the CDO and serves to protect the other, more senior, tranches from default in all but the most severe circumstances. Since it is shielded from defaults by the more junior tranches, a “senior” tranche will typically have higher credit ratings and lower yields than their underlying securities, and often receive investment grade ratings from one or more of the nationally recognized rating agencies. Despite the protection from the more junior tranches, senior tranches can experience substantial losses due to actual defaults, increased sensitivity to future defaults and the disappearance of one or more protecting tranches as a result of changes in the credit profile of the underlying pool of assets.
Preferred Stocks: Preferred stock has a preference over common stock in liquidation (and generally in receiving dividends as well), but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.
Warrants: Warrants entitle a fund to purchase a specified number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date of the warrants, if any. If the price of the underlying stock does not rise above the strike price before the warrant expires, the warrant generally expires without any value and a fund will lose any amount it paid for the warrant. Thus, investments in warrants may involve more risk than investments in common stock. Warrants may trade in the same markets as their underlying stock; however, the price of the warrant does not necessarily move with the price of the underlying stock.
Floating Rate Loan Interests: Floating rate loan interests are typically issued to companies (the “borrower”) by banks, other financial institutions, or privately and publicly offered corporations (the “lender”). Floating rate loan interests are generally non-investment grade, often involve borrowers whose financial condition is troubled or uncertain and companies that are highly leveraged or in bankruptcy proceedings. In addition, transactions in floating rate loan interests may settle on a delayed basis, which may result in proceeds from the sale not being readily available for a fund to make additional investments or meet its redemption obligations. Floating rate loan interests may include fully funded term loans or revolving lines of credit. Floating rate loan interests are typically senior in the corporate capital structure of the borrower. Floating rate loan interests generally pay interest at rates that are periodically determined by reference to a base lending rate plus a premium. Since the rates reset only periodically, changes in prevailing interest rates (and particularly sudden and significant changes) can be expected to cause some fluctuations in the NAV of a fund to the extent that it invests in floating rate loan interests. The base lending rates are generally the lending rate offered by one or more European banks, such as the Secured Overnight Financing Rate (“SOFR”), the prime rate offered by one or more U.S. banks or the certificate of deposit rate. Floating rate loan interests may involve foreign borrowers, and investments may be denominated in foreign currencies. These investments are treated as investments in debt securities for purposes of a fund’s investment policies.

2025 BlackRock Semi-Annual Report to Shareholders

Notes to Consolidated Financial Statements (unaudited) (continued)

When a fund purchases a floating rate loan interest, it may receive a facility fee and when it sells a floating rate loan interest, it may pay a facility fee. On an ongoing basis, a fund may receive a commitment fee based on the undrawn portion of the underlying line of credit amount of a floating rate loan interest. Facility and commitment fees are typically amortized to income over the term of the loan or term of the commitment, respectively. Consent and amendment fees are recorded to income as earned. Prepayment penalty fees, which may be received by a fund upon the prepayment of a floating rate loan interest by a borrower, are recorded as realized gains. A fund may invest in multiple series or tranches of a loan. A different series or tranche may have varying terms and carry different associated risks.
Floating rate loan interests are usually freely callable at the borrower’s option. A fund may invest in such loans in the form of participations in loans (“Participations”) or assignments (“Assignments”) of all or a portion of loans from third parties. Participations typically will result in a fund having a contractual relationship only with the lender, not with the borrower. A fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the Participation and only upon receipt by the lender of the payments from the borrower. In connection with purchasing Participations, a fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement, nor any rights of offset against the borrower. A fund may not benefit directly from any collateral supporting the loan in which it has purchased the Participation. As a result, a fund assumes the credit risk of both the borrower and the lender that is selling the Participation. A fund’s investment in loan participation interests involves the risk of insolvency of the financial intermediaries who are parties to the transactions. In the event of the insolvency of the lender selling the Participation, a fund may be treated as a general creditor of the lender and may not benefit from any offset between the lender and the borrower. Assignments typically result in a fund having a direct contractual relationship with the borrower, and a fund may enforce compliance by the borrower with the terms of the loan agreement.
Commitments: Commitments are agreements to acquire an investment at a future date (subject to conditions) in connection with a potential public or non-public offering. Such agreements may obligate a fund to make future cash payments. As of September 30, 2025, the Fund had an outstanding commitments of AUD 1,269,908, EUR 12,215,753, GBP 1,963,231 and USD 21,416,316. These commitments are not included in the net assets of the Fund as of September 30, 2025.
5.
DERIVATIVE FINANCIAL INSTRUMENTS
The Fund engages in various portfolio investment strategies using derivative contracts both to increase the returns of the Fund and/or to manage its exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Consolidated Schedule of Investments. These contracts may be transacted on an exchange or over-the-counter (“OTC”).
Swaps: Swap contracts are entered into to manage exposure to issuers, markets and securities. Such contracts are agreements between the Fund and a counterparty to make periodic net payments on a specified notional amount or a net payment upon termination. Swap agreements are privately negotiated in the OTC market and may be entered into as a bilateral contract (“OTC swaps”) or centrally cleared (“centrally cleared swaps”).
For OTC swaps, any upfront premiums paid and any upfront fees received are shown as swap premiums paid and swap premiums received, respectively, in the Consolidated Statement  of Assets and Liabilities and amortized over the term of the contract. The daily fluctuation in market value is recorded as unrealized appreciation (depreciation) on OTC swaps in the Consolidated Statement   of Assets and Liabilities. Payments received or paid are recorded in the Consolidated Statement of Operations as realized gains or losses, respectively. When an OTC swap is terminated, a realized gain or loss is recorded in the Consolidated Statement of Operations equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract, if any. Generally, the basis of the contract is the premium received or paid.
In a centrally cleared swap, immediately following execution of the swap contract, the swap contract is novated to a central counterparty (the “CCP”) and the CCP becomes the Fund’s counterparty on the swap. The Fund is required to interface with the CCP through the broker. Upon entering into a centrally cleared swap, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Securities deposited as initial margin are designated in the Consolidated Schedule of Investments and cash deposited is shown as cash pledged for centrally cleared swaps in the Consolidated Statement of Assets and Liabilities. Amounts pledged, which are considered restricted cash, are included in cash pledged for centrally cleared swaps in the Consolidated Statement of Assets and Liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and shown as variation margin receivable (or payable) on centrally cleared swaps in the Consolidated Statement of Assets and Liabilities. Payments received from (paid to) the counterparty are amortized over the term of the contract and recorded as realized gains (losses) in the Consolidated Statement of Operations, including those at termination.
•Total return swaps — Total return swaps are entered into to obtain exposure to a security or market without owning such security or investing directly in such market or to exchange the risk/return of one security or market (e.g., fixed-income) with another security or market (e.g., equity or commodity prices) (equity risk, commodity price risk and/or interest rate risk).
Total return swaps are agreements in which there is an exchange of cash flows whereby one party commits to make payments based on the total return (distributions plus capital gains/losses) of an underlying instrument, or basket of underlying instruments, in exchange for fixed or floating rate interest payments. If the total return of the instruments or index underlying the transaction exceeds or falls short of the offsetting fixed or floating interest rate obligation, the Fund receives payment from or makes a payment to the counterparty.
Swap transactions involve, to varying degrees, elements of interest rate, credit and market risks in excess of the amounts recognized in the Consolidated Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.
Master Netting Arrangements: In order to define its contractual rights and to secure rights that will help it mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset
Notes to Consolidated Financial Statements

Notes to Consolidated Financial Statements (unaudited) (continued)

with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.
Collateral Requirements: For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund and the counterparty.
Cash collateral that has been pledged to cover obligations of the Fund and cash collateral received from the counterparty, if any, is reported separately in the Consolidated Statement  of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by the Fund, if any, is noted in the Consolidated Schedule of Investments. Generally, the amount of collateral due from or to a counterparty is subject to a certain minimum transfer amount threshold before a transfer is required, which is determined at the close of business of the Fund.  Any additional required collateral is delivered to/pledged by the Fund on the next business day. Typically, the counterparty is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. The Fund generally agrees not to use non-cash collateral that it receives but may, absent default or certain other circumstances defined in the underlying ISDA Master Agreement, be permitted to use cash collateral received. In such cases, interest may be paid pursuant to the collateral arrangement with the counterparty. To the extent amounts due to the Fund from the counterparties are not fully collateralized, the Fund bears the risk of loss from counterparty non-performance. Likewise, to the extent the Fund has  delivered collateral to a counterparty and stands ready to perform under the terms of its agreement with such counterparty,  the Fund bears the risk of loss from a counterparty in the amount of the value of the collateral in the event the counterparty fails to return such collateral. Based on the terms of agreements, collateral may not be required for all derivative contracts.
For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the Consolidated Statement of Assets and Liabilities.
6.
INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES
Investment Advisory: The Fund entered into an Investment Advisory Agreement with the Manager, the Fund’s investment adviser and an indirect, majority-owned subsidiary of BlackRock, to provide investment advisory and administrative services. The Manager is responsible for the management of the Fund’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of the Fund.
For such services, the Fund pays the Manager a monthly fee at an annual rate equal to 1.75% of the Fund’s net assets determined monthly (before the accrual of the service and distribution fee and the investment advisory fee for that month and after the accrual of any expense reimbursements owed to the Fund by the Manager pursuant to the expense limitation agreement for that month).
The Manager provides investment management and other services to the Cayman Subsidiary. The Manager does not receive separate compensation from the Cayman Subsidiary for providing investment management or administrative services. However, the Fund pays the Manager based on the Fund’s  net assets, plus the proceeds of any debt securities or outstanding borrowings used for leverage, which includes the assets of the Cayman Subsidiary.
The Manager entered into separate sub-advisory agreements with each of BCIA and, effective June 4, 2025, BlackRock International Limited (“BIL”), each an affiliate of the Manager. The Manager pays BCIA and BIL for services they provide for that portion of the Fund for which BCIA and BIL, respectively, acts as sub-adviser, a monthly fee that is equal to a percentage of the investment advisory fees paid by the Fund to the Manager.
Service and Distribution Fees:  The Fund has entered into a Distribution Agreement (the “Distribution Agreement”) with the Distributor, an affiliate of the Manager, to provide for distribution of the common shares. The Distribution Agreement provides that the Distributor will sell, and will appoint financial intermediaries to sell, common shares on behalf of the Fund on a reasonable efforts basis. The Fund has adopted a distribution and servicing plan (the “Distribution and Servicing Plan”) with respect to certain classes of the common shares and in doing so has voluntarily complied with Rule 12b-1 under the 1940 Act, as if the Fund were an open-end investment company, and will be subject to an ongoing distribution fee and/or shareholder servicing fee (together, the “Distribution and Servicing Fee”) in respect of the classes of common shares paying such Distribution and Servicing Fee. The maximum annual rates at which the Distribution and Servicing Fees may be paid under the Distribution and Servicing Plan (calculated as a percentage of the Fund’s monthly net assets attributable to each of the Class D Shares, Class S Shares and Class T Shares) is 0.25%, 0.85% and 0.85%, respectively. For Class D and Class S Shares, 0.25% of the fee is a shareholder servicing fee and the remaining portion (in the case of Class S Shares) is a distribution fee. For Class T Shares, 0.20% of the fee is a shareholder servicing fee and the remaining portion is a distribution fee. Institutional Shares are not subject to a distribution fee or shareholder servicing fee.
Transfer Agent:  Pursuant to written agreements, certain financial intermediaries, some of which may be affiliates, provide the Fund with sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to servicing of underlying investor accounts. For these services, these entities receive an asset-based fee or an annual fee per shareholder account, which will vary depending on share class and/or net assets.  For the six months ended September 30, 2025, the Fund did not pay any amounts to affiliates in return for these services.
In addition, the Fund pays the transfer agent, which is not an affiliate, a fee for the issuance, transfer and redemption of shares and the opening and maintenance of shareholder accounts, which is included in transfer agent in the Consolidated Statement of Operations.
Expense Limitations, Waivers, Reimbursements, and Recoupments:  The Manager contractually agreed to reduce its net investment advisory fee to the annual rate of 0.65% of the Fund’s net assets determined monthly (before the accrual of the distribution fee and the investment advisory fee for that month and after the accrual of any expense reimbursements owed to the Fund by the Manager pursuant to the expense limitation agreement for that month) through July 31, 2026. This amount is included in fees waived and/or reimbursed by the Manager in the Consolidated Statement of Operations. For the six months ended September 30, 2025, the amount waived was $2,011,179.

2025 BlackRock Semi-Annual Report to Shareholders

Notes to Consolidated Financial Statements (unaudited) (continued)

The Manager contractually agreed to waive its investment advisory fees by the amount of investment advisory fees the Fund pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”) through June 30, 2027. The contractual agreement may be terminated upon 90 days’ notice by a majority of the Independent Trustees, or by a vote of a majority of the outstanding voting securities of the Fund. This amount is included in fees waived and/or reimbursed by the Manager in the Consolidated Statement of Operations. For the six months ended September 30, 2025, the amount waived was $1,843.

The Manager contractually agreed to waive its investment advisory fee with respect to any portion of the Fund’s assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee through June 30, 2027. The agreement can be renewed for annual periods thereafter, and may be terminated on 90 days’ notice, each subject to approval by a majority of the Fund’s Independent Trustees. For the six months ended September 30, 2025, there were no fees waived by the Manager pursuant to this arrangement.
The Manager contractually agreed to waive and/or reimburse certain operating and other expenses of the Fund in order to limit certain expenses to 0.50% of the Fund’s average monthly value of the net assets of each share class (“expense limitation”) through July 31, 2026. Expenses excluded from the expense limitation are limited to the investment advisory fee, service and distribution fees, interest expense, portfolio transaction fees and other investment-related costs (including acquired fund fees and expenses, commitment fees on leverage, prime broker fees and dividend expense) and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of the Fund’s business. The Manager has agreed not to reduce or discontinue the contractual expense limitations through July 31, 2026. This amount is included in fees waived and/or reimbursed by the Manager in the Consolidated Statement of Operations. For the six months ended September 30, 2025, the Manager waived $118,673 pursuant to this arrangement.
With respect to the contractual expense limitation, if during the Fund’s fiscal year the operating expenses of a share class, that at any time during the prior two fiscal years received a waiver and/or reimbursement from the Manager, are less than the current expense limitation for that share class, the Manager is entitled to be reimbursed by such share class up to the lesser of: (a) the amount of fees waived and/or expenses reimbursed during those prior two fiscal years under the agreement and (b) an amount not to exceed either the current expense limitation of that share class or the expense limitation of the share class in effect at the time that the share class received the applicable waiver and/or reimbursement, provided that:
(1) the Fund, of which the share class is a part, has more than $50 million in assets for the fiscal year, and
(2) the Manager or an affiliate continues to serve as the Fund’s investment adviser or administrator.
This repayment applies only to the contractual expense limitation on net expenses and does not apply to the contractual investment advisory fee waiver described above or any voluntary waivers that may be in effect from time to time. Effective December 31, 2027, the repayment arrangement between the Fund and the Manager pursuant to which such Fund may be required to repay amounts waived and/or reimbursed under the Fund’s contractual caps on net expenses will be terminated.
As of September 30, 2025, the fund level and class specific waivers and/or reimbursements subject to possible future recoupment under the expense limitation agreement were as follows:
Expiring
Fund Name/Fund Level/Share Class	03/31/26	03/31/27	12/31/27
BlackRock Private Investments Fund
Fund Level	$ 118,308	$ 1,054,255	$ 118,673
Trustees and Officers:  Certain trustees and/or officers of the Fund are directors and/or officers of BlackRock or its affiliates. The Fund reimburses the Manager for a portion of the compensation paid to the Fund’s Chief Compliance Officer, which is included in Trustees and Officer in the Consolidated Statement of Operations.
7.
 PURCHASES AND SALES
For the six months ended September 30, 2025, purchases and sales of investments, including paydowns/payups, and excluding short-term securities, were $35,274,397 and $7,130,014, respectively.
8.
INCOME TAX INFORMATION
It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.  The Fund has adopted September 30 as its tax year-end.
The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s U.S. federal tax returns generally remains open for a period of three years after they are filed. The statutes of limitations on the Fund’ s state and local tax returns may remain open for an additional year depending upon the jurisdiction.
Management has analyzed tax laws and regulations and their application to the Fund as of September 30, 2025, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Fund’s consolidated financial statements. Management’s analysis is based on the tax laws and judicial and administrative interpretations thereof in effect as of the date of these financial statements, all of which are subject to change, possibly with retroactive effect, which may impact the Fund’s NAV.
Notes to Consolidated Financial Statements

Notes to Consolidated Financial Statements (unaudited) (continued)

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or NAVs per share. As of the tax year ended September 30, 2025, permanent differences attributable to nondeductible expenses and net losses derived from the Fund’s wholly owned subsidiary were reclassified to the following accounts:
Fund Name	Paid-in Capital	Accumulated Earnings (Loss)
BlackRock Private Investments Fund	$ (204)	$ 204
The tax character of distributions paid was as follows:
Fund Name	Tax Year Ended 09/30/25	Tax Year Ended 09/30/24
BlackRock Private Investments Fund
Ordinary income	$ 3,171,795	$ 1,735,086
Long-term capital gains	601,904	—
	$ 3,773,699	$ 1,735,086
As of the tax year ended September 30, 2025, the tax components of accumulated earnings (loss) were as follows:
Fund Name	Net Unrealized Gains (Losses)(a)	Qualified Late-Year Capital Losses(b)	Qualified Late-Year Ordinary Losses(b)	Total
BlackRock Private Investments Fund	$ 75,471,158	$ (1,268,232)	$ (1,170,235)	$ 73,032,691

(a)
The difference between book-basis and tax-basis net unrealized gains (losses) was attributable primarily to the tax deferral of losses on wash sales, accounting for swap agreements, timing and recognition of partnership income, amortization methods of premiums on fixed income securities and the realization for tax purposes of unrealized gains on investments in passive foreign investment companies.

(b)	The Fund has elected to defer these qualified late-year losses and recognize such losses in the next taxable year.
As of the tax year ended September 30, 2025, gross unrealized appreciation and depreciation based on cost of investments (including short positions and derivatives, if any) for U.S. federal income tax purposes were as follows:
Fund Name	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
BlackRock Private Investments Fund	$ 330,087,799	$ 83,776,572	$ (8,303,930)	$ 75,472,642
9.
PRINCIPAL RISKS
In the normal course of business, the Fund invests in securities or other instruments and may enter into certain transactions, and such activities subject the Fund to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation, tariffs or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Fund and its investments. The Fund’ s prospectus provides details of the risks to which the Fund is subject.
Illiquidity Risk: The Fund may invest without limitation in illiquid or less liquid investments or investments in which no secondary market is readily available or which are otherwise illiquid, including private placement securities. The Fund may not be able to readily dispose of such investments at prices that approximate those at which the Fund could sell such investments if they were more widely traded and, as a result of such illiquidity, the Fund may have to sell other investments or engage in borrowing transactions if necessary to raise funds to meet its obligations. Limited liquidity can also affect the market price of investments, thereby adversely affecting the Fund’s NAV and ability to make dividend distributions. Privately issued debt securities are often of below investment grade quality, frequently are unrated and present many of the same risks as investing in below investment grade public debt securities.
Market Risk: The Fund may be exposed to prepayment risk, which is the risk that borrowers may exercise their option to prepay principal earlier than scheduled during periods of declining interest rates, which would force the Fund to reinvest in lower yielding securities. The Fund may also be exposed to reinvestment risk, which is the risk that income from the Fund’s portfolio will decline if the Fund invests the proceeds from matured, traded or called fixed-income securities at market interest rates that are below the Fund portfolio’s current earnings rate.
Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. The Fund may invest in illiquid investments. An illiquid investment is any investment that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. The Fund may  experience difficulty in selling illiquid investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause the Fund’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of the Fund may lose value, regardless

2025 BlackRock Semi-Annual Report to Shareholders

Notes to Consolidated Financial Statements (unaudited) (continued)

of the individual results of the securities and other instruments in which the Fund invests. The Fund’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third-party service providers.
The price the Fund could receive upon the sale of any particular portfolio investment may differ from the Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation technique or a price provided by an independent pricing service. Changes to significant unobservable inputs and assumptions (i.e., publicly traded company multiples, growth rate, time to exit) due to the lack of observable inputs may significantly impact the resulting fair value and therefore the Fund’s results of operations. As a result, the price received upon the sale of an investment may be less than the value ascribed by the Fund, and the Fund could realize a greater than expected loss or lesser than expected gain upon the sale of the investment.
Counterparty Credit Risk: The Fund may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions, including making timely interest and/or principal payments or otherwise honoring its obligations. The Fund manages counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Fund to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Consolidated Statement of Assets and Liabilities, less any collateral held by the Fund.
A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.
Geographic/Asset Class Risk: A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within the Fund’s portfolio are disclosed in its Consolidated Schedule of Investments.
The Fund invests a significant portion of its assets in fixed-income securities and/or uses derivatives tied to the fixed-income markets. Changes in market interest rates or economic conditions may affect the value and/or liquidity of such investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will decrease as interest rates rise and increase as interest rates fall. The Fund may be subject to a greater risk of rising interest rates during a period of historically low interest rates. Changing interest rates may have unpredictable effects on markets, may result in heightened market volatility, and could negatively impact the Fund’s performance.
The Fund invests a significant portion of its assets in securities of issuers located in the United States. A decrease in imports or exports, changes in trade regulations, inflation and/or an economic recession in the United States may have a material adverse effect on the U.S. economy and the securities listed on U.S. exchanges. Proposed and adopted policy and legislative changes in the United States may also have a significant effect on U.S. markets generally, as well as on the value of certain securities. Governmental agencies project that the United States will continue to maintain elevated public debt levels for the foreseeable future which may constrain future economic growth. Circumstances could arise that could prevent the timely payment of interest or principal on U.S. government debt, such as reaching the legislative “debt ceiling.” Such non-payment would result in substantial negative consequences for the U.S. economy and the global financial system. If U.S. relations with certain countries deteriorate, it could adversely affect issuers that rely on the United States for trade. The United States has also experienced increased internal unrest and discord. If these trends were to continue, they may have an adverse impact on the U.S. economy and the issuers in which the Fund invests.
10.
 CAPITAL SHARE TRANSACTIONS
The Fund is authorized to issue an unlimited number of shares, all of which were initially classified as Common Shares.  The par value for the Fund’s Common Shares is $0.001.
For the periods shown, shares issued and outstanding increased by the following amounts:
	Six Months Ended 09/30/25		Year Ended 03/31/25
Fund Name / Share Class	Shares	Amounts	Shares	Amounts
BlackRock Private Investments Fund
Institutional
Proceeds from the issuance of capital shares (excluding capital contributions received in advance)	5,059,259	$ 64,247,694	7,588,867	$ 90,644,265
Reinvestment of distributions	—	—	274,504	3,310,517
Repurchase of shares resulting from tender offers	(1,003,853)	(13,221,515)	(294,868)	(3,576,776)
	4,055,406	$ 51,026,179	7,568,503	$ 90,378,006
Class D
Proceeds from the issuance of capital shares (excluding capital contributions received in advance)	11,441	$ 150,000	—	$ —
Reinvestment of distributions	—	—	352	4,207
	11,441	$ 150,000	352	$ 4,207
	4,066,847	$ 51,176,179	7,568,855	$ 90,382,213
The Fund intends, but is not obligated, to conduct quarterly tender offers for up to 5% of the common shares then outstanding in the sole discretion of its Board. In a tender offer, the Fund repurchases outstanding common shares at its NAV on the valuation date for the tender offer. In any given quarter, the Manager may or may not recommend to the Board that the Fund conduct tender offers. Accordingly, there may be quarters in which no tender offer is made. Shares are not redeemable at an investor’s option nor are they exchangeable for shares of any other fund.
Notes to Consolidated Financial Statements

Notes to Consolidated Financial Statements (unaudited) (continued)

Tender offers for the six months ended September 30, 2025 were as follows:
	Commencement Date of Tender Offer Period(a)	Valuation Date	Number of Shares Tendered	Tendered Shares as a Percentage of Outstanding Shares	Number of Tendered Shares Purchased	Tendered Shares Purchased as a Percentage of Outstanding Shares	Purchase Price	Total Amount of Purchases(b)
Institutional	04/30/25	06/30/25	391,108	1.52%	391,108	1.52%	$ 12.86	$ 5,029,643
Class D	04/30/25	06/30/25	—	—	—	—	—	—
Institutional	07/31/25	09/30/25	612,745	2.19	612,745	2.19	13.38	8,191,872
Class D	07/31/25	09/30/25	—	—	—	—	—	—

(a)	Date the tender offer period began.
(b)	Amounts are net of early repurchase fees, if any.
Tender offers for the year ended March 31, 2025 were as follows:
	Commencement Date of Tender Offer Period(a)	Valuation Date	Number of Shares Tendered	Tendered Shares as a Percentage of Outstanding Shares	Number of Tendered Shares Purchased	Tendered Shares Purchased as a Percentage of Outstanding Shares	Purchase Price	Total Amount of Purchases
Institutional	03/25/24	06/28/24	34,185	0.17%	34,185	0.17%	$ 11.75	$ 401,673
Class D	03/25/24	06/28/24	—	—	—	—	—	—
Institutional	06/27/24	09/30/24	120,010	0.55	120,010	0.55	12.36	1,483,326
Class D	06/27/24	09/30/24	—	—	—	—	—	—
Institutional	09/27/24	12/31/24	111,665	0.51	111,665	0.51	12.06	1,346,681
Class D	09/27/24	12/31/24	—	—	—	—	—	—
Institutional	12/26/24	03/31/25	29,008	0.13	29,008	0.13	12.12	349,482
Class D	12/26/24	03/31/25	—	—	—	—	—	—

(a)	Date the tender offer period began.
The amount of the tender offers is shown as repurchase of shares resulting from tender offers in the Consolidated Statements of Changes in Net Assets. The Fund may charge a 2% early repurchase fee of the value of the shares that were repurchased to compensate the Fund for expenses directly related to the tender offer, which is included in the capital share transactions in the Consolidated Statements of the Changes in Net Assets. Costs directly related to the tender offer are shown as repurchase offer in the Consolidated Statement of Operations.
As of September 30, 2025, shares owned by BlackRock Financial Management, Inc., an affiliate of the Fund, were as follows:
Fund Name	Institutional	Class D
BlackRock Private Investments Fund	9,521,779	25,583
11.
SUBSEQUENT EVENTS
Management’s evaluation of the impact of all subsequent events on the Fund’s consolidated financial statements was completed through the date the consolidated financial statements were issued and the following item was noted:
The Fund commenced a quarterly tender offer on October 31, 2025 for up to 5% of its issued and outstanding common shares. The expiration date of the tender offer is November 28, 2025, unless otherwise extended.

2025 BlackRock Semi-Annual Report to Shareholders

Important Tax Information (unaudited)

The Fund hereby designates the following amount, or maximum amount allowable by law, as capital gain dividends, subject to a long-term capital gains tax rate as noted below, for the tax year ended September 30, 2025:
Fund Name	20% Rate Long-Term Capital Gain Dividends
BlackRock Private Investments Fund	$ 601,904
The Fund hereby designates the following amount, or maximum amount allowable by law, as qualified short-term capital gains eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations for the tax year ended September 30, 2025:
Fund Name	Qualified Short-Term Capital Gains
BlackRock Private Investments Fund	$ 3,171,795
Important Tax Information

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreements

The Board of Trustees (the “Board,” the members of which are referred to as “Board Members”) of BlackRock Private Investments Fund (the “Fund”) met on May 8, 2025 (the “May Meeting”) and June 4, 2025 (the “June Meeting”) to consider the approval to continue the investment advisory agreement (the “Advisory Agreement”) between the Fund and BlackRock Advisors, LLC (the “Manager”), the Fund’s investment advisor. The Board also considered the approval to continue the sub-advisory agreement (the “Sub-Advisory Agreement”) between the Manager, BlackRock Capital Investment Advisors, LLC (the “Sub-Advisor”) and the Fund. The Manager and the Sub-Advisor are referred to herein as “BlackRock.” The Advisory Agreement and the Sub-Advisory Agreement are referred to herein as the “Agreements.”
The Approval Process
Consistent with the requirements of the Investment Company Act of 1940 (the “1940 Act”), the Board considers the approval of the continuation of the Agreements on an annual basis. The Board Members who are not “interested persons” of the Fund, as defined in the 1940 Act, are considered independent Board Members (the “Independent Board Members”). The Board’s consideration entailed a year-long deliberative process during which the Board and its committees assessed BlackRock’s various services to the Fund, including through the review of written materials and oral presentations, and the review of additional information provided in response to requests from the Independent Board Members. The Board had four quarterly meetings per year, as well as numerous ad hoc meetings and executive sessions throughout the year, as needed. The committees of the Board similarly met throughout the year. The Board also held the May Meeting to consider specific information regarding the renewal of the Agreements. In considering the renewal of the Agreements, the Board assessed, among other things, the nature, extent and quality of the services provided to the Fund by BlackRock, BlackRock’s personnel and affiliates, including (as applicable): investment management services; accounting oversight; administrative and shareholder services; oversight of the Fund’s service providers; risk management and oversight; and legal, regulatory and compliance services. Throughout the year, including during the contract renewal process, the Independent Board Members were advised by independent legal counsel, and met with independent legal counsel in various executive sessions outside of the presence of BlackRock’s management.
During the year, the Board, acting directly and through its committees, considered information that was relevant to its annual consideration of the renewal of the Agreements, including the services and support provided by BlackRock to the Fund and its shareholders. BlackRock also furnished additional information to the Board in response to specific questions from the Board. Among the matters the Board considered were: (a) investment performance for one-year, three-year, five-year, and/or since inception periods, as applicable, against peer funds, relevant benchmarks, and other performance metrics, as applicable, as well as BlackRock senior management’s and portfolio managers’ investment performance analyses, and the reasons for any outperformance or underperformance relative to its peers, benchmarks, and other performance metrics, as applicable; (b) leverage management, as applicable; (c) fees, including advisory, administration, if applicable, and other amounts paid to BlackRock and its affiliates by the Fund for services; (d) Fund operating expenses and how BlackRock allocates expenses to the Fund; (e) the resources devoted to risk oversight of, and compliance reports relating to, implementation of the Fund’s investment objective, policies and restrictions, and meeting regulatory requirements; (f) BlackRock’s and the Fund’s adherence to applicable compliance policies and procedures; (g) the nature, character and scope of non-investment management services provided by BlackRock and its affiliates and the estimated cost of such services, as applicable; (h) BlackRock’s and other service providers’ internal controls and risk and compliance oversight mechanisms; (i) BlackRock’s implementation of the proxy voting policies approved by the Board; (j) execution quality of portfolio transactions (k) BlackRock’s implementation of the Fund’s valuation and liquidity procedures; (l) an analysis of management fees paid to BlackRock for products with similar investment mandates across the open-end fund, closed-end fund, sub-advised mutual fund, collective investment trust and institutional separate account product channels, as applicable, and the similarities and differences between these products and the services provided as compared to the Fund; (m) BlackRock’s compensation methodology for its investment professionals and the incentives and accountability it creates, along with investment professionals’ investments in the fund(s) they manage; and (n) periodic updates on BlackRock’s business.
Prior to and in preparation for the May Meeting, the Board received and reviewed materials specifically relating to the renewal of the Agreements. The Independent Board Members continuously engaged in a process with their independent legal counsel and BlackRock to review the nature and scope of the information provided to the Board to better assist its deliberations. The materials provided in connection with the May Meeting included, among other things: (a) information independently compiled and prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), based on either a Lipper classification or Morningstar category, regarding the Fund’s fees and expenses as compared with a peer group of funds as determined by Broadridge (“Expense Peers”) and the investment performance of the Fund as compared with a peer group of funds (“Performance Peers”); (b) information on the composition of the Expense Peers and Performance Peers and a description of Broadridge’s methodology; (c) information on the estimated profits realized by BlackRock and its affiliates pursuant to the Agreements and a discussion of fall-out benefits to BlackRock and its affiliates; (d) a general analysis provided by BlackRock concerning investment management fees received in connection with other types of investment products, such as institutional accounts, sub-advised mutual funds, closed-end funds, and open-end funds, under similar investment mandates, as applicable; (e) a review of non-management fees; (f) the existence, impact and sharing of potential economies of scale, if any, with the Fund; (g) a summary of aggregate amounts paid by the Fund to BlackRock; and (h) various additional information requested by the Board as appropriate regarding BlackRock’s and the Fund’s operations.
At the May Meeting, the Board reviewed materials relating to its consideration of the Agreements and the Independent Board Members presented BlackRock with questions and requests for additional information. BlackRock responded to these questions and requests with additional written information in advance of the June Meeting, and such responses were reviewed by the Board Members.
At the June Meeting, the Board concluded its assessment of, among other things: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of the Fund as compared to its Performance Peers and to other metrics, as applicable; (c) the advisory fee and the estimated cost of the services and estimated profits realized by BlackRock and its affiliates from their relationship with the Fund; (d) the Fund’s fees and expenses compared to its Expense Peers; (e) the existence and sharing of potential economies of scale; (f) any fall-out benefits to BlackRock and its affiliates as a result of BlackRock’s relationship with the Fund; and (g) other factors deemed relevant by the Board Members.
The Board also considered other matters it deemed important to the approval process, such as other payments made to BlackRock or its affiliates relating to securities lending and cash management, and BlackRock’s services related to the valuation and pricing of Fund portfolio holdings. The Board noted the willingness of BlackRock’s personnel to engage in open, candid discussions with the Board. The Board evaluated the information available to it on a fund-by-fund basis. The following paragraphs provide more information about some of the primary factors that were relevant to the Board’s decision. The Board Members did not identify any particular information, or any single factor as determinative, and each Board Member may have attributed different weights to the various items and factors considered.

2025 BlackRock Semi-Annual Report to Shareholders

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreements (continued)

A. Nature, Extent and Quality of the Services Provided by BlackRock
The Board, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services, and the resulting performance of the Fund. Throughout the year, the Board compared Fund performance to the performance of a comparable group of closed-end funds, relevant benchmarks, and performance metrics, as applicable. The Board met with BlackRock’s senior management personnel responsible for investment activities, including the senior investment officers. The Board also reviewed the materials provided by the Fund’s portfolio management team discussing the Fund’s performance, investment strategies and outlook.
The Board considered, among other factors, with respect to BlackRock: the experience of the Fund’s portfolio management team; research capabilities; investments by portfolio managers in the funds they manage; portfolio trading capabilities; use of certain trading, portfolio management, operations and/or information systems owned by BlackRock; commitment to compliance; credit analysis capabilities; risk analysis and oversight capabilities; and the approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board also considered BlackRock’s overall risk management program, including the continued efforts of BlackRock and its affiliates to address cybersecurity risks and the role of BlackRock’s Risk & Quantitative Analysis Group. The Board engaged in a review of BlackRock’s compensation structure with respect to the Fund’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent and create performance incentives.
In addition to investment advisory services, the Board considered the nature and quality of the administrative and other non-investment advisory services provided to the Fund. BlackRock and its affiliates provide the Fund with certain administrative, shareholder and other services (in addition to any such services provided to the Fund by third parties) and officers and other personnel as are necessary for the operations of the Fund. In particular, BlackRock and its affiliates provide the Fund with administrative services including, among others: (i) responsibility for disclosure documents, such as the prospectus and statement of additional information, and periodic shareholder reports; (ii) oversight of daily accounting and pricing; (iii) responsibility for periodic filings with regulators; (iv) overseeing and coordinating the activities of third-party service providers including, among others, the Fund’s custodian, fund accountant, transfer agent, and auditor; (v) organizing Board meetings and preparing the materials for such Board meetings; (vi) providing legal and compliance support; (vii) furnishing analytical and other support to assist the Board in its consideration of strategic issues; and (viii) performing or managing administrative functions necessary for the operation of the Fund, such as tax reporting, expense management, fulfilling regulatory filing requirements, and shareholder call center and other services. The Board reviewed the structure and duties of BlackRock’s fund administration, shareholder services, and legal and compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations. The Board also considered the operation of BlackRock’s business continuity plans.
B. The Investment Performance of the Fund
The Board, including the Independent Board Members, reviewed and considered the performance history of the Fund throughout the year and at the May Meeting. The Board was provided with Fund performance reporting and analysis, relative to applicable performance metrics, by BlackRock throughout the year and at the May Meeting. In preparation for the May Meeting, the Board was also provided with reports independently prepared by Broadridge, which included an analysis of the Fund’s performance as of December 31, 2024, as compared to its Performance Peers. Broadridge ranks funds in quartiles, ranging from first to fourth, where first is the most desirable quartile position and fourth is the least desirable. In connection with its review, the Board received and reviewed information regarding the investment performance of the Fund as compared to its Performance Peers and, in light of the Fund’s outcome-oriented investment objective, certain performance metrics (“Outcome-Oriented Performance Metrics”). The Board and its Performance Oversight Committee regularly review and meet with Fund management to discuss the performance of the Fund throughout the year.
The Board noted that while it found the data provided by Broadridge generally useful, it recognized the limitations of such data, including in particular, that notable differences may exist between a fund and its Performance Peers (for example, the investment objectives and strategies). Further, the Board recognized that the performance data reflects a snapshot of a period as of a particular date and that selecting a different performance period could produce significantly different results. The Board also acknowledged that long-term performance could be impacted by even one period of significant outperformance or underperformance, and that a single investment theme could have the ability to disproportionately affect long-term performance.
The Board reviewed and considered the Fund’s performance relative to the Fund’s Outcome-Oriented Performance Metrics including a total return target. The Board noted that for each of the one-year, three-year and since-inception periods reported, the Fund underperformed its total return target. The Board noted that BlackRock believes that the Outcome-Oriented Performance Metrics are an appropriate performance metric for the Fund, and that BlackRock has explained its rationale for this belief to the Board. The Board and BlackRock reviewed the Fund’s underperformance relative to its total return target during the applicable periods.
C. Consideration of the Advisory/Management Fees and the Estimated Cost of the Services and Estimated Profits Realized by BlackRock and its Affiliates from their Relationship with the Fund
The Board, including the Independent Board Members, reviewed the Fund’s contractual management fee rate compared with those of its Expense Peers. The contractual management fee rate represents a combination of the advisory fee and any administrative fees, before taking into account any reimbursements or fee waivers. The Board also compared the Fund’s total expense ratio, as well as its actual management fee rate as a percentage of managed assets, which is the total assets of the Fund (including any assets attributable to money borrowed for investment purposes) minus the sum of the Fund’s accrued liabilities (other than money borrowed for investment purposes) to those of its Expense Peers. The total expense ratio represents a fund’s total net operating expenses, excluding any investment related expenses. The total expense ratio gives effect to any expense reimbursements or fee waivers, and the actual management fee rate gives effect to any management fee reimbursements or waivers. The Board considered that the fee and expense information in the Broadridge report for the Fund reflected information for a specific period and that historical asset levels and expenses may differ from current levels, particularly in a period of market volatility. The Board also noted that while it found the expense comparison provided by Broadridge generally useful, it recognized that the comparison is subject to Broadridge’s defined peer selection criteria and methodology. The Board considered the services provided and the fees charged by BlackRock and its affiliates to other types of clients with similar investment mandates, as applicable, including institutional accounts.
The Board reviewed BlackRock’s profitability methodology and was also provided with an estimated profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to the Fund. The Board reviewed BlackRock’s estimated profitability with respect to the Fund and other funds the Board currently
Disclosure of Investment Advisory Agreement and Sub-Advisory Agreements

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreements (continued)

oversees for the year ended December 31, 2024 compared to available aggregate estimated profitability data provided for the prior two years. The Board reviewed BlackRock’s estimated profitability with respect to certain other U.S. fund complexes managed by the Manager and/or its affiliates. The Board reviewed BlackRock’s assumptions and methodology of allocating expenses in the estimated profitability analysis, noting the inherent limitations in allocating costs among various advisory products. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Manager, the types of funds managed, precision of expense allocations and business mix. The Board thus recognized the limitations of calculating and comparing profitability at the individual fund level.
The Board received and reviewed statements relating to BlackRock’s financial condition. The Board reviewed BlackRock’s overall operating margin, in general, compared to that of certain other publicly traded asset management firms. The Board considered the differences between BlackRock and these other firms, including the contribution of BlackRock’s technology business, BlackRock’s expense management, and the relative product mix. The Board noted that, in general, individual fund or product line profitability of other advisors is not publicly available.
The Board considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the Agreements and to continue to provide the high quality of services that is expected by the Board. The Board further considered factors including but not limited to BlackRock’s commitment of time and resources, assumption of risk, and liability profile in servicing the Fund, including in contrast to what is required of BlackRock with respect to other products with similar investment mandates across the open-end fund, closed-end fund, sub-advised mutual fund, collective investment trust, and institutional separate account product channels, as applicable.
The Board noted that the Fund’s contractual management fee rate ranked in the third quartile, and that the actual management fee rate and total expense ratio each ranked in the first quartile relative to the Expense Peers. The Board also noted, as an additional point of reference, BlackRock provided the Board with a supplemental peer group consisting of funds that BlackRock believes are generally similar to the Fund. The Board noted that the Fund’s management fee rate and total expense ratio ranked in the fourth and second quartiles, respectively, relative to the supplemental peer group. The Board also noted that BlackRock and the Board have contractually agreed to waive a portion of the advisory fee for the Fund. After discussions between the Board, including the Independent Board Members, and BlackRock, the Board and BlackRock agreed to a continuation of the current 110 basis points contractual advisory fee waiver. In addition, the Board noted that the Fund is party to an expense limitation agreement pursuant to which BlackRock has contractually agreed to waive and/or reimburse certain operating and other expenses to a specified amount of the Fund’s average daily net assets.
D. Economies of Scale
The Board, including the Independent Board Members, considered the extent to which any economies of scale might benefit the Fund in a variety of ways as the assets of the Fund increase. The Board considered multiple factors, including the advisory fee rate and breakpoints, fee waivers, and/or expense caps, as applicable. The Board considered the Fund’s asset levels and whether the current fee was appropriate.
E. Other Factors Deemed Relevant by the Board Members
The Board, including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates may derive from BlackRock’s respective relationships with the Fund, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios and its risk management personnel, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to the Fund, including for administrative, securities lending and cash management services. With respect to securities lending, during the year the Board also considered information provided by independent third-party consultants related to the performance of each BlackRock affiliate as securities lending agent. The Board also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. The Board also noted that, subject to applicable law, BlackRock may use and benefit from third-party research obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a number of its other client accounts.
In connection with its consideration of the Agreements, the Board also received information regarding BlackRock’s brokerage and soft dollar practices. The Board received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.
Conclusion
At the June Meeting, in a continuation of the discussions that occurred during the May Meeting, and as a culmination of the Board’s year-long deliberative process, the Board, including the Independent Board Members, unanimously approved the continuation of the Advisory Agreement between the Manager and the Fund for a one-year term ending June 30, 2026, and the Sub-Advisory Agreement among the Manager, the Sub-Advisor, and the Fund for a one-year term ending June 30, 2026. Based upon its evaluation of all of the aforementioned factors in their totality, as well as other information, the Board, including the Independent Board Members, was satisfied that the terms of the Agreements were fair and reasonable and in the best interest of the Fund and its shareholders. In arriving at its decision to approve the Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were advised by independent legal counsel throughout the deliberative process.

2025 BlackRock Semi-Annual Report to Shareholders

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreements (continued)

The Board of Trustees (the “Board,” and the members of which are referred to as “Board Members”) of BlackRock Private Investments Fund (the “Fund”) met on June 4, 2025 (the “June Meeting”) to consider the initial approval of the sub-advisory agreement (the “Sub-Advisory Agreement”) between BlackRock Advisors, LLC (the “Advisor”), the Fund’s investment advisor, and BlackRock International Limited, with respect to the Fund. The Sub-Advisory Agreement is substantially similar to the sub-advisory agreements previously approved with respect to certain other funds in the BlackRock Fixed-Income Complex.
Consistent with the requirements of the Investment Company Act of 1940 (the “1940 Act”), at the June Meeting, the Board reviewed materials relating to its consideration of the proposed Sub-Advisory Agreement. The Board Members whom are not “interested persons” of the Fund, as defined in the 1940 Act, are considered independent Board members (the “Independent Board Members”). At the June Meeting the Board also considered the approval of the continuation of the Fund’s investment advisory agreement (the “Advisory Agreement”) between the Fund and the Advisor.  At the June Meeting, the Board, including the Independent Board Members, unanimously approved the continuation of the Advisory Agreement for a one-year term ending June 30, 2026.  A discussion of the basis for the Board’s approval of the Advisory Agreement at the June Meeting is included in the semi-annual shareholder report for the Fund for the period ended September 30, 2025. The factors considered by the Board at the Meeting in connection with the approval of the proposed Sub-Advisory Agreement were substantially the same as the factors considered at the June Meeting with respect to approval of the Advisory Agreement.
Following discussion, the Board, including all of the Independent Board Members, unanimously approved the Sub-Advisory Agreement between the Advisor and BlackRock International Limited, with respect to the Fund, for a two-year term beginning on the effective date of the Sub-Advisory Agreement. Based upon its evaluation of all of the aforementioned factors in their totality, the Board, including the Independent Board Members, was satisfied that the terms of the Sub-Advisory Agreement were fair and reasonable and in the best interest of the Fund and its shareholders. In arriving at its decision to approve the Sub-Advisory Agreement, the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination.
Disclosure of Investment Advisory Agreement and Sub-Advisory Agreements

Additional Information

General Information
The Fund’s Statement of Additional Information includes additional information about its Board and is available, without charge upon request by calling (800) 882-0052.
The following information is a summary of certain changes since March 31, 2025. This information may not reflect all of the changes that have occurred since you purchased the Fund.
Except if noted otherwise herein, there were no changes to the Fund’s charter or by-laws that would delay or prevent a change of control of the Fund that were not approved by the shareholders.
Quarterly performance, shareholder reports, current net asset value and other information regarding the Fund may be found on BlackRock’s website, which can be accessed at blackrock.com. Any reference to BlackRock’s website in this report is intended to allow investors public access to information regarding the Fund and does not, and is not intended to, incorporate BlackRock’s website in this report.
Electronic Delivery
Shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual shareholder reports and prospectuses by enrolling in the electronic delivery program. Electronic copies of shareholder reports and prospectuses are available on BlackRock’s website.
To enroll in electronic delivery:
Shareholders Who Hold Accounts with Investment Advisers, Banks or Brokerages:
Please contact your financial adviser. Please note that not all investment advisers, banks or brokerages may offer this service.
Householding
The Fund will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports, Rule 30e-3 notices and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Fund at (800) 882-0052.
Availability of Quarterly Schedule of Investments
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT is available on the SEC’s website at sec.gov. Additionally, the Fund makes its portfolio holdings for the first and third quarters of each fiscal year available at blackrock.com/fundreports.
Availability of Proxy Voting Policies, Procedures and Voting Records
A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information about how the Fund voted proxies relating to securities held in the Fund’s portfolio during the most recent 12-month period ended June 30 is available without charge, upon request (1) by calling (800) 882-0052; (2) on the BlackRock website at blackrock.com; and (3) on the SEC’s website at sec.gov.
Availability of Fund Updates
BlackRock will update performance and certain other data for the Fund on a monthly basis on its website in the “Closed-end Funds” section of blackrock.com as well as certain other material information as necessary from time to time. Investors and others are advised to check the website for updated performance information and the release of other material information about the Fund. This reference to BlackRock’s website is intended to allow investors public access to information regarding the Fund and does not, and is not intended to, incorporate BlackRock’s website in this report.
Fund and Service Providers
Investment Adviser
BlackRock Advisors, LLC
Wilmington, DE 19809
Sub-Adviser
BlackRock Capital Investment Advisors, LLC
Wilmington, DE 19809
BlackRock International Limited
Edinburgh, EH3 8BL
United Kingdom
Administrator, Custodian and Transfer Agent
State Street Bank and Trust Company
Boston, MA 02114
Distributor
BlackRock Investments, LLC
New York, NY 10001
Independent Registered Public Accounting Firm
Deloitte & Touche LLP
Boston, MA 02110

2025 BlackRock Semi-Annual Report to Shareholders

Additional Information (continued)

Fund and Service Providers (continued)
Legal Counsel
Willkie Farr & Gallagher LLP
New York, NY 10019

Address of the Fund
100 Bellevue Parkway
Wilmington, DE 19809
Additional Information

Glossary of Terms Used in this Report

Currency Abbreviation
AUD	Australian Dollar
EUR	Euro
GBP	British Pound
USD	United States Dollar

Portfolio Abbreviation
CLO	Collateralized Loan Obligation
CME	Chicago Mercantile Exchange
DAC	Designated Activity Company
GO	General Obligation Bonds
SCA	Societe en Commandite par Actions
SOFR	Secured Overnight Financing Rate

2025 BlackRock Semi-Annual Report to Shareholders

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This report is intended for current holders. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless preceded or accompanied by the Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, if repurchased by the Fund in connection with any applicable tender offer, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.
BPIF-09/25-SAR

(b) Not Applicable

Item 2 –	Code of Ethics – Not Applicable to this semi-annual report

Item 3 –	Audit Committee Financial Expert – Not Applicable to this semi-annual report

Item 4 –	Principal Accountant Fees and Services – Not Applicable to this semi-annual report

Item 5 –	Audit Committee of Listed Registrant – Not Applicable to this semi-annual report

Item 6 –	Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1(a) of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Financial Statements and Financial Highlights for Open-End Management Investment Companies – Not Applicable

Item 8 –	Changes in and Disagreements with Accountants for Open-End Management Investment Companies – Not Applicable

Item 9 –	Proxy Disclosures for Open-End Management Investment Companies – Not Applicable

Item 10 –	Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies – Not Applicable

Item 11 –

Statement Regarding Basis for Approval of Investment Advisory Contract – The registrant’s statement regarding the basis for approval of the investment advisory contract is included as part of the Report to Stockholders filed under Item 1(a) of this Form.

Item 12 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable to this semi-annual report

Item 13 –	Portfolio Managers of Closed-End Management Investment Companies

(a) Not Applicable to this semi-annual report

(b) As of the date of this filing, there have been no changes in any of the portfolio managers identified in the most recent annual report on Form N-CSR.

Item 14 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 15 –	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 16 –	Controls and Procedures

(a) The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 17 –	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies – Not Applicable to this semi-annual report

Item 18 –	Recovery of Erroneously Awarded Compensation – Not Applicable

Item 19 –	Exhibits attached hereto

(a)(1) Code of Ethics – Not Applicable to this semi-annual report

(a)(2) Any policy required by the listing standards adopted pursuant to Rule 10D-1 under the Exchange Act (17 CFR 240.10D-1) by the registered national securities exchange or registered national securities association upon which the registrant’s securities are listed – Not Applicable

(a)(3) Section 302 Certifications are attached

(a)(4) Any written solicitation to purchase securities under Rule 23c-1 – Not Applicable

(a)(5) Change in Registrant’s independent public accountant – Not Applicable

(b) Section 906 Certifications are attached

2

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Private Investments Fund

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Private Investments Fund

Date: November 25, 2025

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Private Investments Fund

Date: November 25, 2025

By:	/s/ Lindsey Lorenz
Lindsey Lorenz
Chief Financial Officer (principal financial officer) of
BlackRock Private Investments Fund

Date: November 25, 2025

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